EXECUTION

RECONSTITUTED SERVICING AGREEMENT

This Reconstituted Servicing Agreement (this “Agreement”) dated as of June 1, 2006, is by and among COUNTRYWIDE HOME LOANS, INC. (“CHL”), COUNTRYWIDE HOME LOANS SERVICING LP, as servicer (“Countrywide Servicing” or the “Servicer”), GREENWICH CAPITAL ACCEPTANCE, INC. (“GCA” or the “Depositor”), LUMINENT MORTGAGE CAPITAL, INC. (“Luminent”, the “Seller” or the “Sponsor”) and WELLS FARGO BANK, N.A., as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”), and is acknowledged by HSBC BANK USA, NATIONAL ASSOCIATION, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Seller has conveyed the mortgage loans listed on Exhibit Two hereto (the “Serviced Loans”) to the Depositor pursuant to a mortgage loan purchase agreement dated as of June 1, 2006, (the “Mortgage Loan Purchase Agreement”), between the Seller and the Depositor, and the Depositor in turn has conveyed the Serviced Loans to the Trustee pursuant to a pooling and servicing agreement dated as of June 1, 2006 (the “Pooling and Servicing Agreement”), among the Sponsor, the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee;

WHEREAS, the Serviced Loans are currently being serviced by CHL for the Seller pursuant to a Master Mortgage Loan Purchase and Servicing Agreement, dated as of January 12, 2006 (the “Servicing Agreement”), among the Seller, Mercury Mortgage Finance Statutory Trust, Maia Mortgage  Finance Statutory Trust and CHL, a copy of the relevant servicing provisions thereof is annexed hereto as Exhibit Three;

WHEREAS, CHL has assigned its servicing rights under the Servicing Agreement with respect to the Serviced Loans to Countrywide Servicing;

WHEREAS, the Seller desires that Countrywide Servicing continue to service the Serviced Loans and Countrywide Servicing has agreed to do so, subject to the rights of the Master Servicer to terminate the rights and obligations of Countrywide Servicing hereunder as set forth herein and to the other conditions set forth herein;

WHEREAS, the Seller, CHL and Countrywide Servicing agree that (a) the transfer of the Serviced Loans from Seller to the Depositor and from the Depositor to the Trustee to be accomplished by the Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement constitutes a Pass-Through Transfer and (b) this Agreement shall constitute a “Reconstitution Agreement” (as such term is defined in the Servicing Agreement) in connection with such Pass-Through Transfer that shall govern the Serviced Loans for so long as such Serviced Loans remain subject to the provisions of the Pooling and Servicing Agreement;

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Loans on behalf of the Trustee and the Trust Fund, and shall have the right to terminate the rights and obligations of Countrywide Servicing upon the occurrence and continuance of an Event of Default under this Agreement;

NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto agree as follows:

Definitions

Capitalized terms used and not defined in this Agreement (including Exhibit One hereto) or in the Servicing Agreement shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Servicing

Countrywide Servicing agrees, with respect to the servicing of the Serviced Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed by Countrywide under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit One hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

Trust Cut-off Date

The parties hereto acknowledge that by operation of Section 5.01 of the Servicing Agreement (as modified by this Agreement) the remittance on July 18, 2006 to be made to the Trust Fund is to include all principal collections due after June 1, 2006 (the “Trust Cut-off Date”), plus interest thereon at the weighted average Mortgage Interest Rate collected during the Due Period immediately preceding July 18, 2006, but exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, and taking into account the adjustments specified in Section 5.01 of the Servicing Agreement.

Servicing Fee

Notwithstanding any provision of the Servicing Agreement to the contrary, the Servicing Fee rate for the Serviced Loans shall be equal to 0.375% per annum (the “Servicing Fee Rate”).  The Servicing Fee shall be payable monthly from the interest portion of the related Monthly Payment collected by the Servicer.

Recognition of the Master Servicer and the Trust Fund

1.

From and after the date hereof, Countrywide Servicing , and any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce Countrywide Servicing’s obligation to service the Serviced Loans in accordance with the provisions of this Agreement.  Countrywide Servicing and CHL shall recognize the Luminent Mortgage Trust 2006-5 Trust Fund (the “Trust Fund”) as the owner of the Serviced Loans, and Countrywide Servicing will service the Serviced Loans for the Trust Fund as if the Trust Fund and Countrywide Servicing had entered into a separate servicing agreement for the servicing of the Serviced Loans in the form of the Servicing Agreement.  Pursuant to the Pooling and Servicing Agreement, the Master Servicer shall have the same rights (but not the obligations, except to the extent expressly set forth in the Pooling and Servicing Agreement) as the Purchaser under the Servicing Agreement to enforce the obligations of Countrywide Servicing, including, without limitation, the enforcement of (i) the document delivery requirements set forth in Section 2.05 of the Servicing Agreement and (ii) remedies with respect to representations and warranties made by CHL in the Servicing Agreement, and shall be entitled to enforce all of the obligations of Countrywide Servicing and CHL thereunder insofar as they relate to the Serviced Loans.  CHL and Countrywide Servicing shall look solely to the Trust Fund for performance of any obligations of the Purchaser under the Servicing Agreement and the Trust Fund hereby assumes such obligations.  All references to the Purchaser under the Servicing Agreement insofar as they relate to the Serviced Loans, shall be deemed to refer to the Trust Fund.  Neither CHL nor Countrywide Servicing shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way (i) materially affect the Serviced Loans or Countrywide Servicing’s performance under the Servicing Agreement with respect to the Serviced Loans or (ii) materially and adversely affect the interests of the Certificateholders in the Serviced Loans.

2.

The Master Servicer shall be entitled to terminate the rights and obligations of Countrywide Servicing under this Agreement, as provided in Section 7.01 (Termination Due to an Event of Default) of the Servicing Agreement.  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any of the obligations of the Purchaser under the Servicing Agreement; and in entering into this Agreement, in connection with the performance by the Master Servicer of any duties it may have hereunder, and in the exercise by the Master Servicer of its rights the parties and other signatories hereto, except CHL and Countrywide Servicing, agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability, immunities and indemnities afforded to the Master Servicer under the Pooling and Servicing Agreement.  Without limitation of the foregoing, any provision of the Servicing Agreement requiring the Seller or the Trust Fund, as “Purchaser” under the Servicing Agreement, to reimburse Countrywide Servicing for any costs or expenses shall be satisfied by Countrywide Servicing’s reimbursement of such costs or expenses from the Custodial Account.  Notwithstanding the foregoing, it is understood that neither Countrywide Servicing nor CHL shall be obligated to defend and indemnify and hold harmless the Master Servicer, the Trust Fund, the Seller, the Trustee, or GCA against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of Countrywide Servicing which were taken or omitted upon the instruction or direction of the Master Servicer or Trust Fund’s designee or (ii) the failure of the Master Servicer or Trust Fund’s designee to perform the obligations of the “Purchaser” under the Servicing Agreement.  Notwithstanding anything herein to the contrary, the provisions in Sections 3.03(d) and 6.01 of the Servicing Agreement, with respect to the indemnification of Luminent by CHL, shall survive  the termination of this Agreement and any Whole Loan Transfer or Pass-Through Transfer.

3.

A copy of all assessments, attestations, reports and certifications required to be delivered by Countrywide Servicing or CHL under this Agreement and the Servicing Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

Warranties

Luminent, CHL and Countrywide Servicing mutually warrant and represent that, with respect to the Serviced Loans, the Servicing Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the Serviced Loans, except as set forth herein, and no notice of termination has been given thereunder.

Representations

Pursuant to Section 4.19 of the Servicing Agreement, CHL hereby represents and warrants, for the benefit of GCA, the Trustee and the Trust Fund, that (i) the representations and warranties set forth in Section 3.01 of the Servicing Agreement are true and correct as of June 29, 2006 (the “Reconstitution Date”), as if such representations and warranties were made on such date and (ii) the representations and warranties set forth in Section 3.02 of the Servicing Agreement are true and correct as of the related Closing Date (as defined in the Servicing Agreement).  In addition, Countrywide Servicing shall make the representations and warranties listed on Exhibit Seven hereto as of the Reconstitution Date.

CHL and Countrywide Servicing hereby acknowledge and agree that the remedies available to the Trust Fund (including the Trustee acting on the Trust Fund’s behalf) in connection with any breach of the representations and warranties made by CHL or Countrywide Servicing set forth above that materially and adversely affects the value of that Mortgage Loan or the interests of the Purchaser in such Mortgage Loan shall be as set forth in Subsection 3.03 of the Servicing Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).  Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Trust Fund as Purchaser under the Servicing Agreement.

Assignment

CHL and Countrywide Servicing hereby acknowledge that the rights of the Seller as “Purchaser” under the Servicing Agreement as amended by this Agreement will be assigned to GCA under a Mortgage Loan Purchase Agreement and by GCA to the Trust Fund under the Pooling and Servicing Agreement, and agree that the Mortgage Loan Servicing Agreement and the Pooling and Servicing Agreement will each be a valid assignment and assumption agreement or other assignment document and will constitute a valid assignment and assumption of the rights and obligations of the Seller as “Purchaser” under the Servicing Agreement to GCA and the Trustee, on behalf of the Trust Fund, as applicable.  In addition, the Trust Fund has made, or intends to make, a REMIC election.  CHL and Countrywide Servicing hereby consent to such assignment and assumption and acknowledges the Trust Fund’s REMIC election.

Notices and Remittances

1.

All notices, consents, certificates, reports and certifications (collectively, “Written Information”) required to be delivered to the Purchaser under the Servicing Agreement and under this Agreement shall be delivered to the Master Servicer at the following address:

Wells Fargo Bank, N.A.

P.O. Box 98

Columbia, Maryland 21046

Attention:  Corporate Trust Group, Luminent 2006-5

(or in the case of overnight deliveries,

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone:  (410) 884-2000

Facsimile:   (410) 715-2380

2.

All amounts required to be remitted or distributed by the Servicer to the “Purchaser” under the Servicing Agreement and under this Agreement shall be on a scheduled/scheduled basis and shall be made to the following wire account:

Wells Fargo Bank, N.A.

ABA#:  121-000-248

Account Name:  SAS CLEARING

Account Number:  3970771416

For further credit to:  Luminent 2006-5, Account #50929500

3.

All Written Information required to be delivered to the Trustee under the Servicing Agreement and under this Agreement shall be delivered to the Trustee at the following address:

HSBC Bank USA, National Association

452 Fifth Avenue

New York, New York 10018

Attention:  Corporate Trust & Loan Agency/Luminent Mortgage Trust 2006-5

            4.

All Written Information required to be delivered to the Depositor under the Servicing Agreement and under this Agreement shall be delivered to the Depositor at the following address:

Greenwich Capital Acceptance, Inc.

600 Steamboat Road

Greenwich, Connecticut 06830

Attention: Legal Department (Luminent 2006-5)

Telephone:  (203) 625-6072

Facsimile:   (203) 618-2163

5.

All Written Information required to be delivered to the Sponsor under the Servicing Agreement and under this Agreement shall be delivered to the Sponsor at the following address:

Luminent Mortgage Capital, Inc.

One Commerce Square

2005 Market Street, Suite 2100

Philadelphia, PA 19103

Attention: Legal Department (Luminent 2006-5)

Facsimile:   (215) 564-5990

6.

All demands, notices and communications required to be delivered to CHL and Countrywide Servicing under the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

In the case of CHL,

Countrywide Home Loans, Inc.

4500 Park Granada

Calabasas, California 91302

Attention:  Michael Schloessmann, Vice President

With copy to: General Counsel

In the case of Countrywide Servicing,

Countrywide Home Loans Servicing LP

400 Countrywide Way

Simi Valley, California 93065

Attention:  Legal Department

Amendment

Notwithstanding the foregoing, the parties hereto hereby acknowledge and agree that the Servicing Agreement shall not be amended without the consent of the Sponsor in any event.

Governing Law

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Counterparts

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

Reconstitution

CHL, Countrywide Servicing and the Seller agree that this Agreement is a Reconstitution Agreement executed in connection with a Securitization Transaction and that June 29, 2006 is the Reconstitution Date.

Limited Role of the Trustee

The Trustee shall have no obligations or duties under this Agreement except as expressly set forth herein.  No implied duties on the part of the Trustee shall be read into this Agreement.  Nothing herein shall be construed to be an assumption by the Trustee of any duties or obligations of any party to this Agreement or the Servicing Agreement, the duties of the Trustee being solely those set forth in the Pooling and Servicing Agreement.  The Trustee is entering into this Agreement solely in its capacity as Trustee under the Pooling and Servicing Agreement and not individually, and there shall be no recourse against the Trustee in its individual capacity hereunder or for the payment of any obligations of the Trust or the Trust Fund.

Continuing Access to Servicer’s Files

The Seller and Luminent will have the continuing right, upon reasonable notice and during normal business hours, to access the Servicer’s files with respect to the Mortgage Loans, including related books and records.  In addition, the Seller and Luminent will have the continuing right to receive the Servicer’s reports (including the mortgage loan tape) with respect to the Mortgage Loans, subject (in the case of a securitization only, but not with respect to any whole loans that are still in loan form) to an executed confidentiality agreement between CHL and Luminent in the form attached as Exhibit Nine hereto.

Executed as of the day and year first above written.

COUNTRYWIDE HOME LOANS, INC.

By:     /s/ Jordan Cohen

Name: Jordan Cohen

Title: Vice President

COUNTRYWIDE HOME LOANS
SERVICING LP

By: Countrywide GP, Inc., its General Partner

By:     /s/ Jordan Cohen

Name: Jordan Cohen

Title: Vice President

LUMINENT MORTGAGE CAPITAL, INC., as Sponsor and Seller

By:     /s/ Christopher J. Zyda

Name: Christopher J. Zyda

Title: Chief Financial Officer

GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor

By:     /s/ Vinu Phillips

Name: Vinu Phillips

Title: Senior Vice President

WELLS FARGO BANK, N.A., as Master Servicer and Securities Administrator

By:     /s/ Stacey Taylor

Name: Stacey Taylor

Title: Assistant Vice President

Agreed to and acknowledged By:

HSBC BANK USA, NATIONAL ASSOCIATION
not in its individual capacity, but solely as Trustee

for Luminent Mortgage Trust 2006-5 Trust Fund
under the Pooling and Servicing Agreement

By:  /s/  Elena Zheng

Name: Elena Zheng

Title: Assistant Vice President

HSBC Bank USA, N. A.

EXHIBIT ONE

Modifications to the Servicing Agreement

1.

The definition of “Business Day” in Article I is hereby amended in its entirety to read as follows:

Business Day:  Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in the State of California, the State of Maryland, the State of Minnesota or the State of New York are authorized or obligated by law or executive order to be closed.

2.

A new definition of “Master Servicer” is hereby added to Article I immediately following the definition of “LTV” to read as follows:

Master Servicer:  Wells Fargo Bank, N.A., or its successors in interest, or such other master servicer as shall be appointed by the Purchaser.

3.

The definition of “Mortgage Interest Rate” in Article I is hereby amended by adding the phrase “in each case, net of any Relief Act Reduction” to the end of such definition.

4.

The definition of “Opinion of Counsel” in Article I is hereby amended in its entirety to read as follows:

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the Servicer, that is reasonably acceptable to the Trustee and the Master Servicer provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee, the Master Servicer and the Depositor who (i) is in fact independent of the Servicer, (ii) does not have any material direct or indirect financial interest in the Servicer or in any affiliate of any such entity and (iii) is not connected with the Servicer as an officer, employee, director or person performing similar functions.

5.

A new definition of “Relief Act Reduction” is hereby added to Article I immediately following the definition of “Regulation AB” to read as follows:

Relief Act Reduction:  With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, as amended, or any similar state law, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

6.

A new definition of “Permitted Investments” is hereby added to Article I to read as follows:

Permitted Investments:  Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Master Servicer, the Trustee or any of their respective Affiliates or for which an Affiliate of the Trustee or the Master Servicer serves as an advisor:

(i)

direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)

(A) such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of the Rating Agency and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

(iii)

repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by the Rating Agency;

(iv)

securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by the Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is rated by the Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

(vi)

units of money market funds (which may be 12b-1 funds, as contemplated by the Commission under the Investment Company Act of 1940) registered under the Investment Company Act of 1940 including funds managed or advised by the Trustee, the Master Servicer or an affiliate thereof having the highest applicable rating from the Rating Agency; and

(vii)

if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agency in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial ratings of the Senior Certificates;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

7.

Section 3.2 (Representations and Warranties Regarding Individual Mortgage Loans) is hereby amended as follows:

(a) by deleting the word “and” at the send of subsection 3.02(ddd);

(b) by replacing the period at the end of subsection (eee) with “; and”;

(c) by adding immediately following subsection (eee), a new subsection (fff) that reads as follows:

“Qualified Mortgage. Each Mortgage Loan is a “qualified mortgage” within the meaning of Section 860(a)(3) of the Code.”

8.

Section 3.3 (Remedies for Breach of Representations and Warranties) is hereby amended by replacing each of the references to “the Purchaser” in subsection (d) with “Luminent, the Depositor, the Trustee, the Trust Fund and the Master Servicer.”

9.

Section 4.1 (Countrywide to Act as Servicer) is hereby amended by adding the following proviso after the first sentence of the first paragraph to read as follows:

provided, however, that Countrywide shall not knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Trustee and the Master Servicer have received an Opinion of Counsel (at the expense of the Countrywide reimbursable from funds in the Custodial Account) to the effect that the contemplated action will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon any such REMIC created thereunder.

10.

Section 4.4 (Establishment of Custodial Accounts; Deposits in Custodial Accounts) is hereby amended as follows:

(i)

by adding the words “entitled “Countrywide Home Loan Servicing LP, in trust for the Trustee of the Luminent Mortgage Trust 2006-5 Trust Fund’” to the end of the first sentence of the first paragraph;

(ii)

by deleting “and” at the end of clause (ix), by changing the period at the end of clause (x) to a semi-colon and by adding the following clause (xi) to such section to read as follows:

(h)

to make payments to the Subordinate Holder (as defined in Exhibit F) in the amounts and in the manner provided for in Exhibit F.

(iii)

by adding a new paragraph at the end of the section to read as follows:

“Funds in the Custodial Account shall, if invested, be invested in Permitted Investments; provided, however, that the Servicer shall be under no obligation or duty to invest (or otherwise pay interest on) amounts held in the Custodial Account.  All Permitted Investments shall mature or be subject to redemption or withdrawal no later than one Business Day prior to the next succeeding Remittance Date (except that if such Permitted Investment is an obligation of the Servicer, then such Permitted Investment shall mature not later than such applicable Remittance Date).  Any and all investment earnings from any such Permitted Investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund.  The risk of loss of moneys required to be remitted to the Master Servicer resulting from such investments shall be borne by and be the risk of the Servicer.  The Servicer shall deposit the amount of any such loss in the Custodial Account immediately as realized, but in no event later than the related Remittance Date.”

11.

Section 4.6 (Establishment of Escrow Accounts; Deposits in Escrow Accounts) is hereby amended as follows:

(i)

by adding the words “entitled “Countrywide Home Loan Servicing LP, in trust for the Trustee of the Luminent Mortgage Trust 2006-5 Trust Fund’” to the end of the first sentence of the first paragraph;

(ii)

by adding the following new paragraph at the end of such section as follows:

The Servicer will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 4.06, reimbursable from the Escrow Accounts or Custodial Account to the extent not collected from the related Mortgagor, anything to the contrary notwithstanding, when and as necessary to pursuant to Section 4.09 hereof; provided, however, that Servicing Advances shall not be required to be made by the Servicer if such Servicing Advance would, if made, be, in the Servicer’s reasonable judgment, nonrecoverable.

12.

A new Section 4.20 (Prepayment Premiums) is hereby added to read as follows:

Section 4.20 Prepayment Premiums.

To the extent consistent with the terms of this Agreement, the Servicer may waive (or permit a Subservicer to waive) a prepayment premium under the following circumstances:  (i) such waiver relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such prepayment premium and the related Mortgage Loan, (ii) such waiver is required under state or federal law ; (iii) the mortgage debt has been accelerated as a result of the Mortgagor’s default in making its Monthly Payments, or (iv) such waiver will not materially and adversely affect the Trust Fund.  The Servicer shall not waive any prepayment premium unless it is waived in accordance with this Section 4.20

13.

A new second paragraph is hereby added to Section 5.1 of the Servicing Agreement (Distributions) to read as follows:

With respect to any remittance received by the Purchaser after the Remittance Date, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by JPMorgan Chase, New York, New York, as its prime lending rate adjusted as of the date of each change, plus one (1) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall cover the period commencing with the day following the Business Day such payment was due and ending with the Business Day on which such payment is made to the Purchaser, both inclusive. Such interest shall be remitted along with such late payment.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

14.

Section 5.2 (Periodic Reports to the Purchaser) is hereby amended to read as follows:

Statements to the Master Servicer.  Not later than the tenth calendar day of each month (or, if such 10th day is not a Business Day, the immediately preceding Business Day) the Servicer shall furnish to the Master Servicer in electronic format a statement  providing loan level accounting data, defaulted loan data and realized loss and gain data for the period ending on the last Business Day of the preceding month in the format attached as Exhibit J.

15.

Section 5.4 (Annual Statement as to Compliance) is hereby deleted in its entirety.

16.

Section 5.5 (Annual Independent Certified Public Accountants’ Servicing Report) is hereby deleted in its entirety.

17.

Section 5.7 (Sarbanes-Oxley Certification) is hereby deleted in its entirety.

18.

Section 6.1 (Additional Indemnification by Countrywide) is hereby amended:

by replacing each of the references to “the Purchaser” in the paragraph with “Luminent, the Trust Fund, the Master Servicer, the Trustee and the Depositor.”

19.

Section 6.2 (Third Party Claims) is hereby amended:

by replacing each of the references to “the Purchaser” in the paragraph with “Luminent, the Trust Fund, the Master Servicer, the Trustee and the Depositor, as applicable”

20.

Section 6.5 (No Transfer of Servicing) is hereby amended by

(i)

replacing each reference to “the Purchaser” with “the Depositor, the Trustee, the Master Servicer and each Rating Agency;” and

(ii)

adding the following paragraphs at the end of such section:

Any successor to the Servicer shall be a FHLMC- or FNMA-approved servicer and shall be subject to the approval of each Rating Agency, as evidenced by a letter from each such Rating Agency delivered to the Trustee and the Master Servicer that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

All reasonable costs and expenses incurred in connection with any transfer of servicing  hereunder (as a result of the termination or resignation of Countrywide Servicer as Servicer), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or transferring the Servicing Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Servicer from its own funds without reimbursement.

In connection with the appointment of a successor servicer, the Purchaser may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.

21.

Section 7.1 (Termination Due to an Event of Default) is hereby amended as follows:

(i)

by replacing each reference to “the Purchaser” with “the Master Servicer;”

(ii)

by amending subclause (i) by replacing “three (3)” in the first sentence with “one (1)” after the words “for a period of”;

(iii)

by amending subclause (ii) to add the phrase “(other than in the Regulation AB Compliance Addendum attached to this Agreement as Exhibit G)” after the words “set forth in this Agreement.”

22.

Section 7.02 (Termination by Other Means) is hereby amended by deleting the first paragraph of such section in its entirety and replacing it with the following:

Section 7.02.  Termination by Other Means

The respective obligations and responsibilities of the Servicer shall terminate upon the: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; (ii) in accordance with Section 7.01 or (iii) in accordance with Section 6.05.

23.

Section 8.13 (Entire Agreement) is hereby amended to read as follows:

SECTION 8.13.  Amendment.  This Agreement may be amended only by written agreement signed by the Servicer, the Depositor, the Master Servicer and the Trustee.  The party requesting such amendment shall, at its own expense, provide the Depositor, the Master Servicer and the Trustee with an Opinion of Counsel that (i) such amendment is permitted under the terms of this Agreement, (ii) the Servicer has complied with all applicable requirements of this Agreement, and (iii) such Amendment will not materially adversely affect the interest of the Certificateholders in the Serviced Loans.

24.

A new Section 8.14 (Intended Third Party Beneficiary) is hereby added to the Servicing Agreement to read as follows:

SECTION 8.14.  Intended Third Party Beneficiaries.  Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee, the Master Servicer and the Depositor each receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions.  The Servicer shall have the same obligations to the Trustee, the Master Servicer and the Depositor as if the Trustee, the Master Servicer and the Depositor were each a party to this Agreement, and the Trustee, the Master Servicer and the Depositor each shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Trustee, the Master Servicer and the Depositor hereunder (other than the right to indemnification and the indemnification obligations, as applicable) shall terminate upon termination of the Trust Fund pursuant to the Pooling and Servicing Agreement.

25.

Exhibit J is hereby deleted in its entirety and replaced with the reporting formats attached hereto as Exhibit Five.

26.

Exhibit G is hereby deleted in its entirety and replaced with the provisions attached hereto as Exhibit Six.  The Amendment Reg AB dated January 12, 2006 among Countrywide, Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and Maia Mortgage Finance Statutory Trust amending the Servicing Agreement is hereby superseded by the Amendment Reg AB to the Master Mortgage Loan Purchase and Servicing Agreement dated as of December 1, 2005 by and between Greenwich Capital Financial Products, Inc. and Countrywide, a copy of which is attached hereto as Exhibit Six, except that any references to Greenwich Capital Financial Products, Inc. shall mean Luminent Mortgage Capital, Inc. and as amended by Paragraphs 26-37 of this Exhibit A.

27.

Section 2(c) of the Amendment Reg AB is hereby amended by deleting subparts (iv) and (vi) in their entirety and replacing them with the following:

(iv)

For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (and shall cause each Subservicer and, if applicable, any Third-Party Originator to) (a) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (1) any merger, consolidation or sale of substantially all of the assets of the Company, (2) the Company’s entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company’s obligations under the Agreement or any Reconstitution Agreement, (3) any Event of Default under the terms of the Agreement or the Reconstitution Agreement to the extent not known by such Purchaser, Master Servicer or Depositor, and (4) any material litigation or governmental proceedings involving the Company, any Subservicer or any Third Party Originator.

(vi)

Not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):  (A) any material modifications, extensions or waivers of Mortgage Loan terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB; (B) material breaches of  Mortgage Loan representations or warranties or transaction covenants under this Agreement (Item 1121(a)(12) of Regulation AB); and (C) information regarding any  Mortgage Loan changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

28.

Section 2(c) of Amendment Reg AB is hereby amended by adding the following subparts:

(vii)

If reasonably requested by the Purchaser or the Master Servicer, the Company shall provide to the Purchaser or the Master Servicer, evidence of the authorization of the person signing any certificate or statement provided pursuant to Section 2(d) and 2(e) of Amendment Reg AB.

(viii)

The Company shall provide to the Purchaser, Master Servicer and any Depositor a description of any affiliation or relationship required to be disclosed under Item 1119 between the Company and any of the parties listed in Items 1119 (a)(1)-(6) of Regulation AB that develops following the closing date of a Securitization Transaction (other than an affiliation or relationship that the Purchaser, the Depositor or the issuing entity is required to disclose under Item 1119 of Regulation AB) no later than 15 calendar days prior to the date the Depositor is required to file its Form 10-K disclosing such affiliation or relationship.  For purposes of the foregoing, the Company (1) shall be entitled to assume that the parties to the Securitization Transaction with whom affiliations or relations must be disclosed are the same as on the closing date if it provides a written request (which may be by e-mail) to the Depositor or Master Servicer, as applicable, requesting such confirmation and either obtains such confirmation or receives no response within three (3) Business Days, (2) shall not be obligated to disclose any affiliations or relationships that may develop after the closing date for the Securitization Transaction with any parties not identified to the Company pursuant to clause (D) of paragraph (i) of this Section 2(c), and (3) shall be entitled to rely upon any written identification of parties provided by the Depositor, the Purchaser or any master servicer.

(ix)

In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if requested by the Purchaser or any Depositor, the Company shall provide such information  which is reasonably available regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

29.

Sections 2(d) and 2(e) of the Amendment Reg AB are hereby amended by deleting such sections in their entirety and replacing them with the following:

(d)

Servicer Compliance Statement.

On or before March 5 of each calendar year, commencing in 2007, the Company shall deliver to the Purchaser, any Depositor and any Master Servicer a statement of compliance addressed to the Purchaser, any Depositor and any Master Servicer and signed by an authorized officer of the Company, to the effect that (i) a review of the Company’s servicing activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the servicing provisions of this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Company has fulfilled all of its servicing obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

(e)

Report on Assessment of Compliance and Attestation.

(i)

On or before March 5 of each calendar year, commencing in 2007, the Company shall:

(A)

deliver to the Purchaser, Master Servicer and any Depositor a report regarding the Company’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, and shall address each of the applicable Servicing Criteria specified on Exhibit B hereto delivered to the Purchaser concurrently with the execution of this Agreement (wherein “Investor” shall be deemed to mean the Master Servicer on behalf of the trust);

(B)

deliver to the Purchaser, any Depositor and any Master Servicer a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Company and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(C)

cause each Subservicer and each Subcontractor determined by the Company pursuant to Section 2(f)(ii) to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB (each, a “Participating Entity”), to deliver to the Purchaser, any Depositor and any Master Servicer an assessment of compliance and accountants’ attestation as and when provided in paragraphs (A) and (B) of this Section 2(e); and

(D)

deliver, and cause each Participating Entity to deliver, to the Purchaser, any Depositor, any Master Servicer or any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification signed by the appropriate officer of the Company in the form attached hereto as Exhibit A; provided that such certification delivered by the Company may not be filed as an exhibit to, or included in, any filing with the Commission.

The Company acknowledges that the party identified in clause (i)(D) above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

(ii)

Each assessment of compliance provided by a Subservicer pursuant to Section 2(e)(i)(A) shall address each of the applicable Servicing Criteria specified on Exhibit B hereto (wherein “Investor” shall mean the Master Servicer) delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment.  An assessment of compliance provided by a Participating Entity pursuant to Section 2(e)(i)(C) need not address any elements of the Servicing Criteria other than those specified by the Company pursuant to Section 2(f).

30.

Section 2(f)(i) of Amendment Reg AB is hereby amended by adding the words “, any Master Servicer” after the word “Purchaser” in the first sentence.

31.

Section 2(f)(ii) of Amendment Reg AB is hereby amended by adding the words “and certification” after the word “attestation” in the last sentence of the second paragraph of such section.

32.

Section 2(g)(i) of Amendment Reg AB is hereby amended by adding the following subpart:

(iv)

If the indemnification provided for herein is unavailable or insufficient to hold harmless the indemnified party, then the indemnifying party agrees that it shall contribute to the amount paid or payable by such indemnified party as a result of any claims, losses, damages or liabilities uncured by such indemnified party in such proportion as is appropriate to reflect the relative fault of such indemnified party on the one hand and the indemnifying party on the other.

33.

Section 2(g) of Amendment Reg AB is hereby amended by adding the following subpart:

(v)

The indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

34.

Section 3 of Amendment Reg AB is hereby amended by deleting the words “seek the consent of the Purchaser for” and adding the words “notify the Purchaser in writing of the Company’s” after the word “shall” in such section.

35.

Exhibit B of Amendment Reg AB is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

36.

A new Exhibit F to the Servicing Agreement is hereby added to this Agreement in the form of  Exhibit Eight hereto.

EXHIBIT TWO

List of Serviced Loans

[To be retained in a separate closing binder entitled “Luminent 2006-5 Mortgage Loan Schedule” at the Washington DC offices of McKee Nelson LLP]

EXHIBIT THREE

Servicing Agreement

MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT

This Master Mortgage Loan Purchase and Servicing Agreement is made and entered into as of January 12, 2006 (the “Agreement”), between Countrywide Home Loans, Inc., having an address at 4500 Park Granada, Calabasas, California 91302 (“Countrywide”), and Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust, and Maia Mortgage Finance Statutory Trust, each having an address at One Market Street, Spear Tower, 30th Floor, San Francisco, California 94105 (each a “Purchaser” and collectively the “Purchasers”).

R E C I T A L S

The Purchasers have agreed to purchase from time to time from Countrywide and Countrywide has agreed to sell from time to time to the Purchasers all of Countrywide’s right, title and interest, excluding servicing rights, in and to those certain mortgage loans identified in a Purchase Confirmation (as defined below) executed by Countrywide and a Purchaser.  This Agreement is intended to set forth the terms and conditions by which Countrywide shall transfer and a Purchaser shall acquire such mortgage loans.

In consideration of the promises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Countrywide and the Purchasers agree as follows:

1.

DEFINITIONS

Unless the context requires otherwise, all capitalized terms used herein shall have the meanings assigned to such terms in this Article I unless defined elsewhere herein.  Any capitalized term used or defined in a Purchase Confirmation that conflicts with the corresponding definition set forth herein shall supersede such term.

Accepted Servicing Practices:  With respect to any Mortgage Loan, procedures (including collection procedures) that comply with applicable federal, state and local law and that Countrywide customarily employs and exercises in servicing and administering similar mortgage loans for its own account and that are in accordance with accepted mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdiction where the related Mortgaged Property is located.

Adjustable Rate Mortgage Loan:  Any Mortgage Loan in which the related Mortgage Note contains a provision whereby the Mortgage Interest Rate is adjusted from time to time in accordance with the terms of such Mortgage Note.

Agency:  Either Fannie Mae or Freddie Mac.

Agreement:  This Master Mortgage Loan Purchase and Servicing Agreement, including all exhibits and supplements hereto, and all amendments hereof.

Appraised Value:  The value of the related Mortgaged Property as set forth in an appraisal made in connection with the origination of a Mortgage Loan or the sale price of the related Mortgaged Property if the proceeds of such Mortgage Loan were used to purchase such Mortgaged Property, whichever is less.

ARM:  An adjustable rate Mortgage Loan.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the related Purchaser.

Balloon Mortgage Loan:  Any Mortgage Loan wherein the Mortgage Note matures prior to full amortization and requires a final and accelerated payment of principal.

Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the State of California are authorized or obligated by law or executive order to be closed.

Cash Liquidation:  Recovery of all cash proceeds by Countrywide with respect to the termination of any defaulted Mortgage Loan other than a Mortgage Loan which became an REO Property, including all PMI Proceeds, Government Insurance Proceeds, Other Insurance Proceeds, Liquidation Proceeds, Condemnation Proceeds and other payments or recoveries whether made at one time or over a period of time which Countrywide deems to be finally recoverable, in connection with the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise.

Closing:  The consummation of the sale and purchase of each Mortgage Loan Package.

Closing Date:  The date on which the purchase and sale of the Mortgage Loans constituting a Mortgage Loan Package is consummated, as set forth in the Trade Confirmation and Purchase Confirmation.

Code:  The Internal Revenue Code of 1986, as amended.

Collateral Documents:  The collateral documents pertaining to each Mortgage Loan as set forth in Exhibit A hereto.

Collateral File:  With respect to each Mortgage Loan, a file containing each of the Collateral Documents.

Condemnation Proceeds:  All awards or settlements in respect of a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation.

Conventional Mortgage Loan:  A Mortgage Loan that is not insured by the FHA or guaranteed by the VA.

Convertible Mortgage Loan:  Any Adjustable Rate Mortgage Loan that contains a provision whereby the Mortgagor is permitted to convert the Mortgage Loan to a fixed-rate mortgage loan in accordance with the terms of the related Mortgage Note.

Commission:  The United States Securities and Exchange Commission.

Cooperative Corporation:  With respect to any Cooperative Loan, a corporation or business trust entity that holds legal title to the related cooperative project and grants occupancy rights to units therein to stockholders or beneficiaries through proprietary leases or similar arrangements.

Cooperative Loan:  A Mortgage Loan that is secured by a first or second lien on and a perfected security interest in Cooperative Shares and the related proprietary lease granting exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

Cooperative Shares:  With respect to any Cooperative Loan, the shares of stock membership certificates or similar contractual certificates evidencing ownership in and issued by the related Cooperative Corporation and allocated to the related Cooperative Unit and represented by stock certificates, membership certificates or other similar contractual agreement.

Cooperative Unit:  With respect to any Cooperative Loan, a specific unit in a Cooperative project.

Countrywide:  Countrywide Home Loans, Inc., or any successor or assign to Countrywide under this Agreement as provided herein.

Credit File:  The file retained by Countrywide that includes the mortgage loan documents pertaining to a Mortgage Loan including copies of the Collateral Documents together with the credit documentation relating to the origination of such Mortgage Loan, which Credit File may be maintained by Countrywide on microfilm or any other comparable medium.

Custodial Account:  The account or accounts created and maintained pursuant to Section 4.04, each of which shall be an Eligible Account.

Custodial Agreement:  The agreement, substantially in the form of Exhibit C, that governs the retention of the Collateral Files by the Custodian with respect to a Closing Date.

Custodian:  Treasury Bank, N.A., a division of Countrywide Bank, N.A.its successor in interest or assign, or such other custodian that may be designated by Countrywide and the related Purchaser from time to time.

Cut-off Date:  The first day of the month in which the related Closing Date occurs or such other date as may be set forth in the related Trade Confirmation and/or Purchase Confirmation.

Cut-off Date Balance:  The aggregate scheduled unpaid principal balance of the Mortgage Loans in a Mortgage Loan Package as of the Cut-off Date, after application of (i) scheduled payments of principal due on such Mortgage Loans on or before such Cut-off Date, whether or not collected, and (ii) any Principal Prepayments received from the Mortgagor prior to the date on which the Mortgage Loan Schedule is prepared.

Determination Date:  With respect to any Remittance Date, the fifteenth (15th) day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month in which such Remittance Date occurs.

Discount:  [RESERVED].

Due Date:  The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

Eligible Account:  An account or accounts (i) maintained with a depository institution the short term debt obligations of which are rated by Standard & Poor's, a division of McGraw-Hill companies, in one of its two (2) highest rating categories at the time of any deposit therein, (ii) the deposits of which are insured up to the maximum permitted by the FDIC, or (iii) maintained with an institution and in a manner acceptable to an Agency.

Escrow Account:  The separate trust account or accounts created and maintained pursuant to Section 4.06, each of which shall be an Eligible Account.

Escrow Payments:  The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the Mortgagee pursuant to any Mortgage Loan.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 7.01.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

FHA:  The Federal Housing Administration.

Fannie Mae:  The Federal National Mortgage Association or any successor organization.

Fidelity Bond:  A fidelity bond to be maintained by Countrywide pursuant to Section 4.12.

Fixed Rate Mortgage Loan:  Any Mortgage Loan wherein the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Mortgage Loan.

Freddie Mac:  The Federal Home Loan Mortgage Corporation or any successor organization.

Funding Deadline:  With respect to each Closing Date, one o'clock p.m. (1:00 p.m.) New York time, or such other time mutually agreed to by the related Purchaser and Countrywide.

GNMA:  The Government National Mortgage Association or any successor organization.

Government Insurance Proceeds:  With respect to each Government Mortgage Loan, payments made pursuant to a MIC or LGC.

Government Mortgage Loan:  A Mortgage Loan insured by the FHA or guaranteed by the VA.

Gross Margin:  With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note, which amount is added to the index in accordance with the terms of the related Mortgage Note to determine on each Interest Adjustment Date, the Mortgage Interest Rate for such Mortgage Loan.

HUD:  The Department of Housing and Urban Development or any federal agency or official thereof which may from time to time succeed to the functions thereof.

Index:  With respect to any Adjustable Rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the interest therein.

Interest Adjustment Date:  With respect to an Adjustable Rate Mortgage Loan, the date on which an adjustment to the Mortgage Interest Rate on a Mortgage Note becomes effective.

Interest-Only Adjustment Date:  With respect to each Interest-Only Mortgage Loan, the date specified in the related Mortgage Note on which the Monthly Payment will be adjusted to include principal as well as interest.

Interest-Only Mortgage Loan:  A Mortgage Loan which only requires payments of interest for a period of time specified in the related Mortgage Note.

Late Collections:  With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Liquidation Proceeds, Condemnation Proceeds, PMI Proceeds, Government Insurance Proceeds, Other Insurance Proceeds, proceeds of any REO Disposition or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

LGC:  A loan guarantee certificate issued by the VA.

Lifetime Rate Cap:  With respect to each Adjustable Rate Mortgage Loan, the absolute maximum Mortgage Interest Rate payable, above which the Mortgage Interest Rate shall not be adjusted, as set forth in the related Mortgage Note and Mortgage Loan Schedule.

Liquidation Proceeds:  Amounts, other than PMI Proceeds, Government Insurance Proceeds, Condemnation Proceeds and Other Insurance Proceeds, received by Countrywide in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property pursuant to Section 4.13.

LPMI Fee:  The portion of the Mortgage Interest Rate relating to an LPMI Loan, which is set forth on the related Mortgage Loan Schedule, to be retained by Countrywide to pay the premium due on the PMI Policy with respect to such LPMI Loan.

LPMI Loan:  Any Mortgage Loan with respect to which Countrywide is responsible for paying the premium due on the related PMI Policy with the proceeds generated by the LPMI Fee relating to such Mortgage Loan, as set forth on the related Mortgage Loan Schedule.

LTV:  With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the Stated Principal Balance (or the original principal balance, if so indicated) of such Mortgage Loan as of the date of determination to the Appraised Value of the related Mortgaged Property.

MERS:  Mortgage Electronic Registration Systems, Inc. or any successor or assign thereto.

MERS Mortgage Loan:  Any Mortgage Loan registered with MERS on the MERS System.

MERS System:  The electronic system of recording transfers of mortgages maintained by MERS.

MIC:  A mortgage insurance certificate issued by HUD.

Missing Credit Documents:  With respect to any Mortgage Loan, the material Credit Documents identified in the related Purchase Confirmation as missing from the related Credit File as of the related Closing Date.

Monthly Advance:  The advances made or required to be made by Countrywide on any Remittance Date pursuant to Section 5.03.

Monthly Payment:  The scheduled monthly payment pursuant to the terms and conditions set forth in the related Mortgage Note.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note or a lien upon a leasehold estate of the Mortgagor, as the case may be.

Mortgage Interest Rate:  The annual rate at which interest accrues on any Mortgage Loan and, with respect to an Adjustable Rate Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note.

Mortgage Loan:  Any mortgage loan that is sold pursuant to this Agreement, as evidenced by such mortgage loan’s inclusion on the related Mortgage Loan Schedule, which mortgage loan includes the Credit File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, PMI Proceeds (if applicable), Government Insurance Proceeds (if applicable), Other Insurance Proceeds, REO Disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding the servicing rights relating thereto.  Unless the context requires otherwise, any reference to the Mortgage Loans in this Agreement shall refer to the Mortgage Loans constituting a Mortgage Loan Package.

Mortgage Loan Package:  The Mortgage Loans sold to the related Purchaser pursuant to a Purchase Confirmation.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the interest rate payable to the related Purchaser on each Remittance Date which shall equal the Mortgage Interest Rate less the Servicing Fee and the LPMI Fee, if applicable.

Mortgage Loan Schedule:  With respect to each Mortgage Loan Package, the schedule of Mortgage Loans included therein and made a part of the related Purchase Confirmation, which schedule shall include, the following information with respect to each Mortgage Loan: (i) information sufficient to uniquely identify such Mortgage Loan; (ii) the Mortgage Interest Rate as of the Cut-off Date; (iii) with respect to any Adjustable Rate Mortgage Loan, the Gross Margin, the Periodic Rate Cap, the Lifetime Rate Cap, the next Interest Adjustment Date and whether such Adjustable Rate Mortgage Loan is a Convertible Mortgage Loan, (iv) with respect to a LPMI Loan, the LPMI Fee, (v) the LTV at origination; (vi) the remaining term as of the Cut-off Date and the original term of such Mortgage Loan; (vii) identify the Purchaser purchasing each Mortgage Loan, and (vii) any other information pertaining to such Mortgage Loan as may be reasonably requested by the related Purchaser.  The information set forth in the Mortgage Loan Schedule relating to the Mortgage Interest Rate, Periodic Rate Cap and Lifetime Rate Cap with respect to any LPMI Loan, as applicable, is exclusive of the LPMI Fee.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  The real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note.

Mortgagee:  The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

Mortgagor:  The obligor on a Mortgage Note.

Negative Amortization:  With respect to each Negative Amortization Mortgage Loan, that portion of interest accrued at the Mortgage Interest Rate in any month which exceeds the Monthly Payment on the related Mortgage Loan for such month and which, pursuant to the terms of the Mortgage Note, is added to the principal balance of the Mortgage Loan.

Negative Amortization Mortgage Loan:  Each Mortgage Loan that is identified on the related Mortgage Loan Schedule as a Mortgage Loan that may be subject to Negative Amortization.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given.

Other Insurance Proceeds:  Proceeds of any title policy, hazard policy, pool policy or other insurance policy covering a Mortgage Loan, other than the PMI Policy, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that Countrywide would follow in servicing mortgage loans held for its own account.

Pass-Through Transfer:  The sale or transfer of some or all of the Mortgage Loans to a trust to be formed as part of a publicly or privately traded, rated or unrated mortgage pass-through, pay-through or other mortgage-backed securities transaction.

Payment Adjustment Date:  As to each Adjustable Rate Mortgage Loan, the date on which an adjustment to the Monthly Payment on a Mortgage Note becomes effective.  A Payment Adjustment Date with respect to a Negative Amortization Mortgage Loan shall occur on a date in accordance with the related Mortgage Note.

Periodic Rate Cap:  With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Adjustment Date above or below the Mortgage Interest Rate previously in effect, equal to the rate set forth on the Mortgage Loan Schedule per adjustment.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

PMI Policy:  A policy of private mortgage guaranty insurance relating to a Mortgage Loan and issued by a Qualified Insurer.

PMI Proceeds:  Proceeds of any PMI Policy.

Preliminary Mortgage Loan Package:  The mortgage loans identified or described in a Trade Confirmation, which, subject to the related Purchaser’s due diligence as contemplated in Section 2.01, are intended to be sold under this Agreement as a Mortgage Loan Package.

Preliminary Mortgage Loans:  The mortgage loans constituting a Preliminary Mortgage Loan Package.

Premium:  [RESERVED].

Prepayment Interest Shortfall Amount:  With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during the calendar month preceding the month of the related Remittance Date, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such calendar month, the amount of interest (at the Mortgage Loan Remittance Rate) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, excluding any prepayment penalty or premium thereon (unless the Purchase Confirmation provides otherwise), which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment Period:  As to any Remittance Date, the calendar month preceding the month of distribution.

Purchase Confirmation:  A letter agreement, substantially in the form of Exhibit B hereto, executed by Countrywide and the related Purchaser in connection with the purchase and sale of each Mortgage Loan Package, which sets forth the terms relating thereto including a description of the related Mortgage Loans (including the Mortgage Loan Schedule), the purchase price for such Mortgage Loans, the Closing Date and the Servicing Fee Rate.

Purchase Price Percentage:  The purchase price percentage set forth in the Purchase Confirmation.

Purchase Proceeds:  The amount paid on the related Closing Date by the related Purchaser to Countrywide in exchange for the Mortgage Loan Package purchased on such Closing Date as set forth in the applicable Trade Confirmation and Purchase Confirmation.

Purchaser:  A Person identified as a “Purchaser” in the preamble to this Agreement or its successor in interest or any successor or assign to such Purchaser under this Agreement as herein provided.  Any reference to “Purchaser” as used herein shall be deemed to include any designee of such Purchaser.

Qualified Insurer:  An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, which insurer is approved in such capacity by an Agency.

Qualified Substitute Mortgage Loan:  A mortgage loan that must, on the date of such substitution, (i) have an unpaid principal balance, after deduction of all scheduled payments due in the month of substitution (or if more than one (1) mortgage loan is being substituted, an aggregate principal balance), not in excess of the unpaid principal balance of the repurchased Mortgage Loan (the amount of any shortfall will be deposited in the Custodial Account by Countrywide in the month of substitution); (ii) have a Mortgage Interest Rate not less than, and not more than 1% greater than, the Mortgage Interest Rate of the repurchased Mortgage Loan; (iii) have a remaining term to maturity not greater than, and not more than one year less than, the maturity date of the repurchased Mortgage Loan; (iv) comply with each representation and warranty (respecting individual Mortgage Loans) set forth in Section 3.02 hereof; (v) shall be the same type of Mortgage Loan (i.e., a Convertible Mortgage Loan or a Fixed Rate Mortgage Loan).

Recapture Percentage: [RESERVED].

Reconstitution Agreements:  Any of the agreement or agreements entered into by the Purchaser and/or certain third parties, and if necessary the Seller, on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans conveyed hereunder, in connection with a Whole Loan Transfer or a Pass-Through Transfer as set forth in Section 4.19.

Reconstitution Date:  The date or dates on which any or all of the Mortgage Loans purchased pursuant to this Agreement shall be reconstituted as part of a Whole Loan Transfer or a Pass-Through Transfer pursuant to Section 4.19.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R.  §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Provisions:  Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

Remittance Date:  The eighteenth (18th) day of any month, beginning with the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately following.

REO Disposition:  The final sale by Countrywide of any REO Property or the transfer of the management of such REO Property to the related Purchaser as set forth in Section 4.13.

REO Property:  A Mortgaged Property acquired by Countrywide on behalf of the related Purchaser as described in Section 4.13.

Repurchase Price:  [RESERVED].

Segment(s):  The subset(s) of Preliminary Mortgage Loans in a Preliminary Mortgage Loan Package identified in the related Trade Confirmation or Mortgage Loans in the Mortgage Loan Package identified in the related Purchase Confirmation, that has unique characteristics and thus may be referred to separate and apart from other Preliminary Mortgage Loans or Mortgage Loans, respectively.  References to a Segment(s) shall typically be accompanied by an additional identifier, i.e., Segment A, which shall also be identified in the related Trade Confirmation or Purchase Confirmation, as applicable.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses incurred in the performance by Countrywide of its servicing obligations, including the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property, (iv) with respect to Government Mortgage Loans, amounts advanced to a Purchaser for which Countrywide may be entitled to receive reimbursement from a government agency and (v) compliance with the obligations under this Agreement including Section 4.09.

Servicing Fee:  With respect to each Mortgage Loan, the amount of the annual fee the related Purchaser shall pay to Countrywide, which shall, for a period of one full month, be equal to one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage Loan.  Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed.  The obligation of the related Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion of such Monthly Payment collected by Countrywide, or as otherwise provided herein.  Subject to the foregoing, and with respect to each Mortgage Loan, Countrywide shall be entitled to receive its Servicing Fee through the disposition of any related REO Property and the Servicing Fee payable with respect to any REO Property shall be based on the Stated Principal Balance of the related Mortgage Loan at the time of foreclosure.

Servicing Fee Rate:  With respect to any Mortgage Loan, the rate per annum set forth in the applicable Trade Confirmation or Purchase Confirmation.

Stated Principal Balance:  With respect to each Mortgage Loan as of any date of determination: (i) the unpaid principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the related Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof, plus (iii) the cumulative amount of any Negative Amortization.

Trade Confirmation:  A letter agreement executed by Countrywide and a Purchaser prior to the applicable Closing Date confirming the terms of a prospective purchase and sale of a Mortgage Loan Package.

Transaction Documents:  With respect to each Mortgage Loan Package, the related Trade Confirmation, the related Purchase Confirmation and this Agreement.

Underwriting Guidelines: The underwriting guidelines set forth in the related Trade Confirmation.

Updated LTV:  With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the date of determination divided by the value of the related Mortgaged Property as determined by a recent appraisal of the Mortgaged Property.

VA:  The Department of Veterans Affairs.

Whole Loan Transfer:  The sale or transfer by the Purchaser of some or all of the Mortgage Loans in a whole loan format.

2.

PRE-CLOSING AND CLOSING PROCEDURES

[REDACTED]

3.

REPRESENTATIONS AND WARRANTIES;
REMEDIES FOR BREACH

[REDACTED]

4.

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

(A)  Countrywide to Act as Servicer.  Countrywide, as independent contract servicer, shall service and administer Mortgage Loans sold pursuant to this Agreement in accordance with Accepted Servicing Pracitces and the terms of this Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things, in connection with such servicing and administration, that Countrywide may deem necessary or desirable and consistent with the terms of this Agreement. In servicing and administering the Mortgage Loans, Countrywide shall employ procedures in accordance with the customary and usual standards of practice of prudent mortgage servicers.  Notwithstanding anything to the contrary contained herein, in servicing and administering Government Mortgage Loans, Countrywide shall not take, or fail to take, any action that would result in the denial of coverage under any LGC or MIC, as applicable.  Without limiting the generality of the foregoing, with respect to any Government Mortgage Loan, Countrywide shall be permitted to deviate from the servicing practices set forth herein if such deviation would be consistent with the servicing practices employed in connection with any similar mortgage loan constituting a part of a GNMA mortgage-backed security.

In accordance with the terms of this Agreement, Countrywide may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in Countrywide's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the related Purchaser; provided, however, that Countrywide shall not permit any modification, waiver or forbearance with respect to any Mortgage Loan that would decrease the Mortgage Interest Rate (other than by adjustments required by the terms of the Mortgage Note), result in the denial of coverage under a PMI Policy, LGC or MIC, defer or forgive the payment of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal), make future advances or extend the final maturity date on such Mortgage Loan without the related Purchaser's consent.  Countrywide may permit forbearance or allow for suspension of Monthly Payments for up to one hundred and eighty (180) days if the Mortgagor is in default or Countrywide determines in its reasonable discretion, that default is imminent and if Countrywide determines that granting such forbearance or suspension is in the best interest of the related Purchaser.  If any modification, forbearance or suspension permitted hereunder allows the deferral of interest or principal payments on any Mortgage Loan, Countrywide shall include in each remittance for any month in which any such principal or interest payment has been deferred (without giving effect to such modification, forbearance or suspension) an amount equal to such month's principal and one (1) month's interest at the Mortgage Loan Remittance Rate on the then unpaid principal balance of the Mortgage Loan and shall be entitled to reimbursement for such advances only to the same extent as for Monthly Advances made pursuant to Section 5.03.  Without limiting the generality of the foregoing, Countrywide shall continue, and is hereby authorized and empowered to execute and deliver on behalf of itself and the Purchasers, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property.  If reasonably required by Countrywide, the Purchasers shall furnish Countrywide with any powers of attorney and other documents necessary or appropriate to enable Countrywide to carry out its servicing and administrative duties under this Agreement.  Countrywide shall notify the related Purchaser, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof.

(B)  Collection of Mortgage Loan Payments.  Countrywide shall make reasonable efforts, in accordance with Accepted Servicing Practices and this Agreement, to collect all payments due under each Mortgage Loan and shall exercise reasonable care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and Mortgaged Property.

(C)  Realization Upon Defaulted Mortgage Loans.In accordance with Accepted Servicing Pracitices, Countrywide shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments.  Countrywide shall use reasonable efforts to realize upon defaulted Mortgage Loans, in such manner as will maximize the receipt of principal and interest by the related Purchaser, taking into account, among other things, the timing of foreclosure proceedings.  The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, Countrywide shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by Countrywide through PMI Proceeds, Government Insurance Proceeds, Other Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property. Countrywide shall notify the related Purchaser in writing of the commencement of foreclosure proceedings.  Such notice may be contained in the reports prepared by Countrywide and delivered to the related Purchaser pursuant to the terms and conditions of this Agreement.  Countrywide shall be responsible for all costs and expenses incurred by it in any foreclosure proceedings; provided, however, that it shall be entitled to reimbursement thereof from proceeds from the related Mortgaged Property.

(D)  Establishment of Custodial Accounts; Deposits in Custodial Accounts.  Countrywide shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one (1) or more Custodial Accounts, in the form of time deposit or demand accounts.  Countrywide shall provide a Purchaser with written evidence of the creation of such Custodial Account(s) upon the request of such Purchaser.

Countrywide shall deposit in the Custodial Account within two (2) Business Days, and retain therein, the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

(i)  all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(ii)  all payments on account of interest on the Mortgage Loans, adjusted to the Mortgage Loan Remittance Rate;

(iii)  all proceeds from a Cash Liquidation;

(iv)  all PMI Proceeds, Government Insurance Proceeds and Other Insurance Proceeds, including amounts required to be deposited pursuant to Sections 4.08, 4.10 and 4.11, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the loan documents or applicable law;

(v)  all Condemnation Proceeds affecting any Mortgaged Property that are not released to the Mortgagor in accordance with Accepted Servicing Practices, the loan documents or applicable law;

(vi)  all Monthly Advances;

(vii)  all proceeds of any Mortgage Loan repurchased in accordance with Section 3.03 or 3.04, and any amount required to be deposited by Countrywide in connection with any shortfall in principal amount of the Qualified Substitute Mortgage Loans and the repurchased Mortgage Loans as required pursuant to Section 3.03;

(viii)  any amounts required to be deposited by Countrywide pursuant to Section 4.10 in connection with the deductible clause in any blanket hazard insurance policy (such deposit shall be made from Countrywide's own funds, without reimbursement therefor);

(ix)  the Prepayment Interest Shortfall Amount, if any, for the month of distribution (such deposit shall be made from Countrywide's own funds, without reimbursement therefor up to a maximum amount per month equal to the lesser of (a) one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage Loans, or (b) the aggregate Servicing Fee actually received for such month for the Mortgage Loans); and

(x)  any amounts required to be deposited by Countrywide in connection with any REO Property pursuant to Section 4.13.

The foregoing requirements for deposit in the Custodial Account are exclusive.  The Purchasers understand and agree that, without limiting the generality of the foregoing, payments in the nature of late payment charges, prepayment penalties and assumption fees (to the extent permitted by Section 4.16) need not be deposited by Countrywide in the Custodial Account.  Any interest paid by the depository institution on funds deposited in the Custodial Account shall accrue to the benefit of Countrywide and Countrywide shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05(d).  All funds required to be deposited in the Custodial Account shall be held in trust for the related Purchaser until withdrawn in accordance with Section 4.05.

(E)  Permitted Withdrawals From the Custodial Account.  Countrywide may, from time to time, withdraw funds from the Custodial Account for the following purposes:

(i)  to make payments to the Purchasers in the amounts and in the manner provided for in Sections 5.01 and 5.03;

(ii)  to reimburse itself for Monthly Advances (Countrywide's reimbursement for Monthly Advances shall be limited to amounts received on the related Mortgage Loan (or to amounts received on the Mortgage Loans as a whole if the Monthly Advance is made due to a shortfall in a Monthly Payment made by a Mortgagor entitled to relief under the Soldiers' and Sailors' Civil Relief Act of 1940) which represent Late Collections, net of the related Servicing Fee and LPMI Fee, if applicable.  Countrywide's right to reimbursement hereunder shall be prior to the rights of the Purchasers, except that, where Countrywide is required to repurchase a Mortgage Loan pursuant to Section 3.03 or 3.04, Countrywide's right to such reimbursement shall be subsequent to the payment to the Purchasers of the Repurchase Price and all other amounts required to be paid to the Purchasers with respect to such Mortgage Loans.  Notwithstanding the foregoing, Countrywide may reimburse itself for Monthly Advances from any funds in the Custodial Account if it has determined that such funds are nonrecoverable advances or if all funds, with respect to the related Mortgage Loan, have previously been remitted to the Purchasers);

(iii)  to reimburse itself for unreimbursed Servicing Advances and any unpaid Servicing Fees (Countrywide's reimbursement for Servicing Advances and/or Servicing Fees hereunder with respect to any Mortgage Loan shall be limited to proceeds from Cash Liquidation, Liquidation Proceeds, Condemnation Proceeds, PMI Proceeds, Government Insurance Proceeds and Other Insurance Proceeds; provided, however, that Countrywide may reimburse itself for Servicing Advances and Servicing Fees from any funds in the Custodial Account if all funds, with respect to the related Mortgage Loan, have previously been remitted to the related Purchaser.  Notwithstanding the foregoing, with respect to each Government Mortgage Loan, Countrywide shall not be entitled to reimbursement of any Servicing Advances that constitute losses and expenses for which an issuer of GNMA securities would be responsible, pursuant to Chapter 4 of the GNMA Handbook 5500.2, if such Government Mortgage Loan had been included in a GNMA security);

(iv)  to pay to itself as servicing compensation (i) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date), and (ii) the Servicing Fee and the LPMI Fee, if applicable, from that portion of any payment or recovery of interest on a particular Mortgage Loan;

(v)  to pay to itself, with respect to each Mortgage Loan that has been repurchased pursuant to Section 3.03 or 3.04, all amounts received but not distributed as of the date on which the related Repurchase Price is determined;

(vi)  to reimburse itself for any amounts deposited in the Custodial Account in error; and

(vii)  to clear and terminate the Custodial Account upon the termination of this Agreement.

(F)  Establishment of Escrow Accounts; Deposits in Escrow Accounts.  Countrywide shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one (1) or more Escrow Accounts in the form of time deposit or demand accounts, which accounts shall be Eligible Accounts. Countrywide shall provide a Purchaser with written evidence of the creation of such Escrow Account(s) upon the request of such Purchaser.

Countrywide shall deposit in the Escrow Account(s) within two (2) Business Days, and retain therein, (a) all Escrow Payments collected on account of the Mortgage Loans, and (b) all Other Insurance Proceeds that are to be applied to the restoration or repair of any Mortgaged Property.  Countrywide shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes in accordance with Section 4.07.  Countrywide shall be entitled to retain any interest paid by the depository institution on funds deposited in the Escrow Account except interest on escrowed funds required by law to be paid to the Mortgagor.  Countrywide shall pay Mortgagor interest on the escrowed funds at the rate required by law notwithstanding that the Escrow Account is non-interest bearing or the interest paid by the depository institution thereon is insufficient to pay the Mortgagor interest at the rate required by law.

(G)  Permitted Withdrawals From Escrow Account.  Countrywide may, from time to time, withdraw funds from the Escrow Account(s) for the following purposes: (a) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, PMI Policy premiums, if applicable, and comparable items; (b) to reimburse Countrywide for any Servicing Advance made by Countrywide with respect to a related Mortgage Loan; provided, however, that such reimbursement shall only be made from amounts received on the related Mortgage Loan that represent late payments or collections of Escrow Payments thereunder; (c) to refund to the Mortgagor any funds as may be determined to be overages; (d) for transfer to the Custodial Account in accordance with the terms of this Agreement; (e) for application to restoration or repair of the Mortgaged Property; (f) to pay to Countrywide, or to the Mortgagors to the extent required by law, any interest paid on the funds deposited in the Escrow Account; (g) to reimburse itself for any amounts deposited in the Escrow Account in error; or (h) to clear and terminate the Escrow Account on the termination of this Agreement.

(H)  Transfer of Accounts.  Countrywide may transfer the Custodial Account or the Escrow Account to a different depository institution from time to time provided that such Custodial Account and Escrow Account shall at all times be Eligible Accounts.  Countrywide shall notify the related Purchaser of any such transfer within five (5) days thereafter.

(I)  Payment of Taxes, Insurance and Other Charges; Maintenance of PMI Policies; Collections Thereunder.  With respect to each Mortgage Loan, Countrywide shall maintain accurate records reflecting the status of (a) ground rents, taxes, assessments, water rates and other charges that are or may become a lien upon the Mortgaged Property; (b) primary mortgage insurance premiums; (c) with respect to Mortgage Loans insured by the FHA, mortgage insurance premiums, and (d) fire and hazard insurance premiums. Countrywide shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums, and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable using Escrow Payments which shall have been estimated and accumulated by Countrywide in amounts sufficient for such purposes. To the extent that the Mortgage does not provide for Escrow Payments, Countrywide shall determine that any such payments are made by the Mortgagor at the time they first become due.  Countrywide assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills, irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and shall make advances from its own funds to effect such payments.

Countrywide will maintain in full force and effect, a PMI Policy conforming in all respects to the description set forth in Section 3.02(v), issued by an insurer described in that Section, with respect to each Mortgage Loan for which such coverage is herein required.  Such coverage will be maintained until the LTV or the Updated LTV of the related Mortgage Loan is reduced to 80% or less in the case of a Mortgage Loan having a LTV at origination in excess of 80%. Countrywide will not cancel or refuse to renew any PMI Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement PMI Policy is obtained from and maintained with an insurer that is approved by an Agency.  Countrywide shall not take any action that would result in non-coverage under any applicable PMI Policy of any loss that, but for the actions of Countrywide, would have been covered thereunder.  In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 4.16, Countrywide shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions that may be required by such insurer as a condition to the continuation of coverage under the PMI Policy.  If such PMI Policy is terminated as a result of such assumption or substitution of liability, Countrywide shall obtain a replacement PMI Policy as provided above.

Unless otherwise provided in the related Purchase Confirmation, no Mortgage Loan has in effect as of the Closing Date any mortgage pool insurance policy or other credit enhancement, except for any PMI Policy, MIC or LGC and the insurance or guarantee relating thereto, as applicable (excluding such exception, the “Credit Enhancement”), and Countrywide shall not be required to take into consideration the existence of any such Credit Enhancement for the purposes of performing its servicing obligations hereunder.  If the related Purchaser shall at any time after the related Closing Date notify Countrywide in writing of its desire to obtain any such Credit Enhancement, such Purchaser and Countrywide shall thereafter negotiate in good faith for the procurement and servicing of such Credit Enhancement.

(J)  Maintenance of Hazard Insurance.  Countrywide shall cause to be maintained, for each Mortgage Loan, fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount that is equal to the lesser of (a) the maximum insurable value of the improvements securing such Mortgage Loan or (b) the greater of (i) the unpaid principal balance of the Mortgage Loan (including Negative Amortization), and (ii) the percentage such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer.  If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and such flood insurance has been made available, Countrywide shall cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the National Flood Insurance Administration program (or any successor thereto) with a generally acceptable insurance carrier and with coverage in an amount not less than the lesser of (x) the unpaid principal balance of the Mortgage Loan; (y) the maximum insurable value of the improvements securing such Mortgage Loan; or (z) the maximum amount of insurance which is available under the National Flood Insurance Reform Act of 1994.  Countrywide shall also maintain on REO Property, (1) fire and hazard insurance with extended coverage in an amount that is not less than the maximum insurable value of the improvements that are a part of such property; (2) liability insurance; and (3) to the extent required and available under the National Flood Insurance Reform Act of 1994, flood insurance in an amount as provided above.  Countrywide shall deposit in the Custodial Account all amounts collected under any such policies except (A) amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property and (B) amounts to be released to the Mortgagor in accordance with Accepted Servicing Practices.  The Purchasers understand and agree that no earthquake or other additional insurance on property acquired in respect of the Mortgage Loan shall be maintained by Countrywide or Mortgagor.  All such policies shall be endorsed with standard mortgagee clauses with loss payable to Countrywide and shall provide for at least thirty (30) days prior written notice to Countrywide of any cancellation, reduction in the amount of coverage or material change in coverage. Countrywide shall not interfere with the Mortgagor's freedom of choice in selecting either the insurance carrier or agent; provided, however, that Countrywide shall only accept insurance policies from insurance companies acceptable to an Agency and licensed to do business in the state wherein the property subject to the policy is located.

(K)  Maintenance of Mortgage Impairment Insurance.  If Countrywide  obtains and maintains a blanket policy insuring against hazard losses on all of the Mortgage Loans issued by an issuer that has a Best rating of A:V, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of Section 4.10, Countrywide shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10.  If such blanket policy contains a deductible clause and there shall not have been maintained on the related Mortgaged Property or REO Property an additional individual policy complying with Section 4.10, upon the occurrence of a loss that would have been covered by such individual policy, Countrywide shall deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause.  In connection with its activities as servicer of the Mortgage Loans, Countrywide agrees to prepare and present, on behalf of the related Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

(L)  Fidelity Bond; Errors and Omissions Insurance.  Countrywide shall maintain, at its own expense, a blanket Fidelity Bond and an errors and omissions insurance policy with responsible companies, with broad coverage of all officers, employees or other persons acting in any capacity with regard to the Mortgage Loan who handle funds, money, documents or papers relating to the Mortgage Loan.  The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure Countrywide against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of its officers, employees and agents.  Such Fidelity Bond shall also protect and insure Countrywide against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 4.12 shall diminish or relieve Countrywide from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such Fidelity Bond and errors and omissions insurance policy shall be at least equal to the corresponding amounts required by an Agency for an approved seller/servicer.

(M)  Title, Management and Disposition of REO Property.

(i)  Title.  In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of Countrywide for the benefit of the related Purchaser, or in the event such Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person(s) as shall be consistent with an Opinion of Counsel obtained by Countrywide from an attorney duly licensed to practice law in the state where the REO Property is located.  Any Person(s) holding such title other than the related Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of such Purchaser.

(ii)  Management.  Countrywide shall either itself or through an agent selected by Countrywide, manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account.  Countrywide shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter or more frequently as required by the circumstances.  Countrywide shall make or cause to be made a written report of each such inspection.  Such reports shall be retained in the Credit File and copies thereof shall be forwarded by Countrywide to the related Purchaser within five (5) days of such Purchaser's request therefor.  Countrywide shall promptly attempt to sell the REO Property (and may temporarily rent the same) on such terms and conditions as Countrywide deems to be in the best interest of the related Purchaser.  Countrywide shall deposit, or cause to be deposited, within two (2) Business Days of receipt, in the Custodial Account all revenues received with respect to each REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of each REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 hereof and the fees of any managing agent acting on behalf of Countrywide.  Notwithstanding anything contained in this Agreement to the contrary, upon written notice to Countrywide, the related Purchaser may elect to assume the management and control of any REO Property; provided, however, that prior to giving effect to such election, such Purchaser shall reimburse Countrywide for all previously unreimbursed or unpaid Monthly Advances, Servicing Advances and Servicing Fees related to such REO Property.

(iii)  Disposition.  Subject to the following paragraph, Countrywide shall use reasonable efforts to dispose of each REO Property as soon as possible and shall sell each REO Property no later than one (1) year after title to such REO Property has been obtained, unless Countrywide determines, and gives an appropriate notice to the related Purchaser, that a longer period is necessary for the orderly disposition of any REO Property.  If a period longer than one (1) year is necessary to sell any REO Property, Countrywide shall, if requested by the related Purchaser, report monthly to such Purchaser as to the progress being made in selling such REO Property.

Each REO Disposition shall be carried out by Countrywide at such price and upon such terms and conditions as Countrywide deems to be in a manner that maximizes the value of the recovery to the related Purchaser.  If, as of the date title to any REO Property was acquired by Countrywide, there were outstanding unreimbursed Servicing Advances, Monthly Advances or Servicing Fees with respect to the REO Property or the related Mortgage Loan, Countrywide, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances, Monthly Advances and Servicing Fees from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to Countrywide as provided above, shall be deposited in the Custodial Account and distributed to the related Purchaser in accordance with Section 5.01.

(N)  Notification of Adjustments.  With respect to each Adjustable Rate Mortgage Loan, Countrywide shall adjust the Mortgage Interest Rate on the related Interest Adjustment Date and shall adjust the Monthly Payment on the related Payment Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note.  If, pursuant to the terms of the Mortgage Note, another index is selected for determining the Mortgage Interest Rate because the original index is no longer available, the same index will be used with respect to each Mortgage Note which requires a new index to be selected, provided that such selection does not conflict with the terms of the related Mortgage Note.  Countrywide shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments.  Countrywide shall promptly, upon written request therefor, deliver to the related Purchaser such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by Countrywide or the related Purchaser that Countrywide has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, Countrywide shall immediately deposit in the Custodial Account, from its own funds, the amount of any interest loss caused such Purchaser thereby without reimbursement therefor.

(O)  Notification of Maturity Date.  With respect to each Balloon Mortgage Loan, Countrywide shall execute and deliver to the Mortgagor any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the maturity date and final balloon payment.

(P)  Assumption Agreements.  Countrywide shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any “due-on-sale” clause to the extent permitted by law; provided, however, that Countrywide shall not exercise any such right if prohibited from doing so by law or the terms of the Mortgage Note or if the exercise of such right would impair or threaten to impair any recovery under the related PMI Policy, if any.  If Countrywide reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, Countrywide shall enter into an assumption agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon.  Where an assumption is allowed pursuant to this Section 4.16, the Purchasers authorize Countrywide, with the prior written consent of the primary mortgage insurer, if any, to enter into a substitution of liability agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related Mortgage Note.  Any such substitution of liability agreement shall be in lieu of an assumption agreement.

In connection with any such assumption or substitution of liability, Countrywide shall follow the underwriting practices and procedures employed by Countrywide for mortgage loans originated by Countrywide for its own account in effect at the time such assumption or substitution is made.  With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan and the outstanding principal amount of the Mortgage Loan shall not be changed.  Countrywide shall notify the related Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to such Purchaser or its designee the original of any such substitution of liability or assumption agreement, which document shall be added to the related Collateral File and shall, for all purposes, be considered a part of such Collateral File to the same extent as all other documents and instruments constituting a part thereof.

Notwithstanding anything to the contrary contained herein, Countrywide shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption that Countrywide may be restricted by law from preventing, for any reason whatsoever.  For purposes of this Section 4.16, the term “assumption” is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

(Q)  Satisfaction of Mortgages and Release of Collateral Files.  Upon the payment in full of any Mortgage Loan, or the receipt by Countrywide of a notification that payment in full will be escrowed in a manner customary for such purposes, Countrywide shall immediately notify the related Purchaser.  Such notice shall include a statement to the effect that all amounts received or to be received in connection with such payment, which are required to be deposited in the Custodial Account pursuant to Section 4.04, have been or will be so deposited and shall request delivery to it of the portion of the Collateral File held by such Purchaser.  Upon receipt of such notice and request, the related Purchaser, or its designee, shall within five (5) Business Days release or cause to be released to Countrywide the related Collateral Documents and Countrywide shall prepare and process any satisfaction or release.  In the event that the related Purchaser fails to release or cause to be released to Countrywide the related Collateral Documents within five (5) Business Days of Countrywide’s request therefor, such Purchaser shall be liable to Countrywide for any additional expenses or costs, including, but not limited to, outsourcing fees and penalties, incurred by Countrywide resulting from such failure.  No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

In the event Countrywide satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the related Purchaser may have under the mortgage instruments, Countrywide, upon written demand, shall remit to such Purchaser the then unpaid principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account.  Countrywide shall maintain the Fidelity Bond insuring Countrywide against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

From time to time and as appropriate for the service or foreclosure of a Mortgage Loan, including for the purpose of collection under any PMI Policy, the related Purchaser shall, within five (5) Business Days of Countrywide’s request, release or cause to be released to Countrywide the portion of the Collateral File held by such Purchaser or its designee.  Pursuant to the servicing receipt, Countrywide shall be obligated to return to such Purchaser the related Collateral File when Countrywide no longer needs such file, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Collateral File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially. In the event that such Purchaser fails to release or cause to be released to Countrywide the portion of the Collateral File held by such Purchaser or its designee within five (5) Business Days of Countrywide’s request therefor, such Purchaser shall be liable to Countrywide for any additional expenses or costs, including, but not limited to, outsourcing fees and penalties, incurred by Countrywide resulting from such failure.  Upon receipt of notice from Countrywide stating that such Mortgage Loan was liquidated, such Purchaser shall release Countrywide from its obligations under the related servicing receipt.

(R)  Servicing Compensation.  As compensation for its services hereunder, Countrywide shall be entitled to withdraw from the Custodial Account, or to retain from interest payments on the Mortgage Loans, the amounts provided for as Servicing Fees.  Additional servicing compensation in the form of assumption fees (as provided in Section 4.16), late payment charges, prepayment penalties or otherwise shall be retained by Countrywide to the extent not required to be deposited in the Custodial Account.  Countrywide shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided herein.

(S)  Securitization.

Subject to Countrywide receiving at least fifteen (15) days prior written notice, Countrywide and the Purchasers agree that with respect to some or all of the Mortgage Loans, the related Purchaser may effect no more than three (3) Whole Loan Transfers, and/or Pass-Through Transfers with respect to any particular Mortgage Loan Package.  With respect to each Whole Loan Transfer or Pass-Through Transfer entered into by the related Purchaser, Countrywide agrees to:

(i)

restate all representations and warranties made herein with respect to the Mortgage Loans as of the related Closing Date and with respect to Countrywide itself as of the Reconstitution Date;

(ii)

reasonably cooperate with the related Purchaser with respect to all reasonable requests which have been made by such Purchaser by prior written notice, including providing such Purchaser and any supervisory agents or examiners access to any documentation regarding the Mortgage Loans required to be disclosed pursuant to any applicable regulations; provided however, any “out-of-pocket” costs or expenses in connection with the foregoing shall be solely borne by the related Purchaser;

(iii)

reasonably negotiate in good faith customary pooling and servicing agreements or other agreements (the “Reconstitution Agreement”) provided that Countrywide is given an opportunity to review and reasonably negotiate in good faith the content of such documents and such documents do not impose any greater liability or less benefit to Countrywide than is provided in this Agreement; provided, however, if the related Purchaser transfers Mortgage Loans into a Pass-Through Transfer in accordance with this Agreement, Countrywide hereby agrees to service the Mortgage Loans in accordance with this Agreement and the following provisions:

(a)

if the related Purchaser transfers Mortgage Loans into a Pass-Through Transfer in accordance with this Agreement and if periodic reports under the Securities Exchange Act of 1934 are required with respect to such Pass-Through Transfer, Countrywide shall cause the servicing officer in charge of servicing of Countrywide to execute and deliver a certification (the “Backup Certification”) in the form attached hereto as Exhibit E in connection with such Pass-Through Transfer, not later than March 15 of each calendar year following the first fiscal year of the trust related to such Pass-Through Transfer; provided that such Backup Certification shall no longer be required if periodic reports under the Securities Exchange Act of 1934 are no longer required with respect to such Pass-Through Transfer;

(b)

if a REMIC election has been made and Countrywide has received written notification or otherwise has actual and verified knowledge thereof with respect to the Pass-Through Transfer under which the Mortgage Loans and REO Properties are held, Countrywide shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860(a)(2)  of the Code and the tax on “contributions” to a REMIC set forth in Section 860(d) of the Code) unless Countrywide has received an Opinion of Counsel (at the expense of the party seeking to take such an action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax;

(c)

if the related Purchaser transfers Mortgage Loans into a publicly traded Pass-Through Transfer in accordance with this Agreement and if periodic reports under the Securities Exchange Act of 1934 are required with respect to such Pass-Through Transfer, in order to facilitate compliance with Regulation AB, the Seller and the Purchaser agree to comply with the provisions of the Regulation AB Compliance Addendum attached hereto as Exhibit G;

(d)

if the related Purchaser transfers Mortgage Loans into a Pass-Through Transfer in accordance with this Agreement and if the related Purchaser or one of its subsidiaries beneficially owns at least 100% of the most subordinate class of securities outstanding with respect to such Pass-Through Transfer, for purposes of qualifying for exemption from the Investment Company Act pursuant to Section 3(c)(5)(C), Countrywide agrees to include in the related Reconstitution Agreement, a section relating to special foreclosure rights in the form of Exhibit F attached hereto to the extent required to comply with the requisite provisions of the Code related to real estate investment trusts;

(e)

if the related Purchaser transfers Mortgage Loans into a Pass-Through Transfer in accordance with this Agreement and if the related Purchaser executes a confidentiality agreement acceptable to Countrywide, in the form of Exhibit H attached hereto, Countrywide agrees to make available to the related Purchaser on a monthly basis, the information set forth in Exhibit I, attached hereto, relating to the performance of the Mortgage Loans (the “Monthly Report”) provided that such action does not violate any applicable laws or agreements related to the ownership and/or servicing of such Mortgage Loans, as determined by Countrywide in its sole discretion.  Such information may be provided in a form convenient to Countrywide; and

(f)

If the related Purchaser transfers Mortgage Loans into a Pass-Through Transfer in accordance with this Agreement, then at the election of such Purchaser, in the event that any payment due under any Mortgage Loan and not postponed is not paid when the same becomes due and payable, or in the event the related Mortgagor fails to perform any other covenant or obligation under such Mortgage Loan and such failure continues beyond any applicable grace period, Countrywide shall take such action, which action (notwithstanding anything contained herein or incorporated by reference to the contrary) may include but is not limited to effecting the sale of such Mortgage Loan on an as-is basis, as (1) Countrywide would undertake under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with accepted servicing practices, and (3) Countrywide shall determine prudently to be in the best interest of such Purchaser.  Countrywide, on behalf of the Purchaser, may also, in its sole discretion, as an alternative to foreclosure, sell defaulted Mortgage Loans at fair market value to third parties, if Countrywide believes, in its sole and exclusive discretion, that such sale would maximize proceeds to such Purchaser with respect to each Mortgage Loan.  Notwithstanding any other provision in this Agreement or otherwise, Countrywide shall have no liability to the Purchaser or any other party for Countrywide’s determination hereunder.

(iv)

reasonably cooperate with any master servicer, trustee or credit enhancement parties involved in a Pass-Through Transfer and reasonable requests of such parties to the extent not materially burdensome and to the extent such requests do not impose any materially greater liability or less benefit to Countrywide than is provided in this Agreement; and

(v)

deliver to the related Purchaser for inclusion in the prospectus or other offering material publicly available information regarding Countrywide.

5.

PROVISIONS OF PAYMENTS AND REPORTS TO
PURCHASERs

(A)  Distributions.  On each Remittance Date, Countrywide shall distribute to the Purchaser in immediately available funds (a) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05; plus (b) all Monthly Advances, if any, that Countrywide is obligated to distribute pursuant to Section 5.03; minus (c) any amounts attributable to Principal Prepayments received after the related Principal Prepayment Period; minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date.  It is understood that, by operation of Section 4.04, the remittance on the first Remittance Date is to include principal collected after the Cut-off Date through the preceding Determination Date plus interest, adjusted to the Mortgage Loan Remittance Rate, collected through such Determination Date exclusive of any portion thereof allocable to the period prior to the Cut-off Date, with the adjustments specified in (b), (c) and (d) above.

(B)  Periodic Reports to the Purchaser.

(i)  Monthly Reports.  Not later than each Remittance Date, Countrywide shall furnish to the related Purchaser via any electronic medium a monthly report in a form reasonably acceptable to the related Purchaser, which report shall include with respect to each Mortgage Loan the following loan-level information: (i) the scheduled balance as of the last day of the related Due Period, (ii) all Principal Prepayments applied to the Mortgagor’s account during the related Principal Prepayment Period, and (iii) the delinquency and bankruptcy status of the Mortgage Loan, if applicable.

(ii)  Miscellaneous Reports.  Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, Countrywide shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property, which report may be included with any other reports prepared by Countrywide and delivered to the Purchaser pursuant to the terms and conditions of this Agreement. With respect to any REO Property, and upon the request of the Purchaser, Countrywide shall furnish to the Purchaser a statement describing Countrywide's efforts during the previous month in connection with the sale of such REO Property, including any rental of such REO Property incidental to the sale thereof and an operating statement.  Countrywide shall also provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return and as the Purchaser may reasonably request from time to time.  The Purchaser agrees to pay for all reasonable out-of-pocket expenses incurred by Countrywide in connection with complying with any request made by the Purchaser hereunder if such information is not customarily provided by Countrywide in the ordinary course of servicing mortgage loans similar to the Mortgage Loans.

(C)  Monthly Advances by Countrywide.  Not later than the close of business on the Determination Date preceding each Remittance Date, with respect to the Mortgage Loans other than the Negative Amortization Mortgage Loans, Countrywide shall deposit in the Custodial Account an amount equal to all payments not previously advanced by Countrywide, whether or not deferred pursuant to Section 5.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, adjusted to the Mortgage Loan Remittance Rate, which were due on a Mortgage Loan and delinquent as of the close of business on the Business Day prior to the related Determination Date.  With respect to the Negative Amortization Mortgage Loans, Countrywide shall deposit in the Custodial Account an amount equal to the minimum monthly payments permitted under the related Mortgage Notes that have not previously been advanced by Countrywide, whether or not deferred pursuant to Section 5.01, not allocable to the period prior to the Cut-off Date, adjusted to the applicable Mortgage Loan Remittance Rates, which were due on a Negative Amortization Mortgage Loan and delinquent as of the close of business on the Business Day prior to the related Determination Date.  Notwithstanding anything to the contrary herein, Countrywide may use amounts on deposit in the Custodial Account for future distribution to the Purchaser to satisfy its obligation, if any, to deposit delinquent amounts pursuant to the preceding sentence.  To the extent Countrywide uses any funds being held for future distribution to the Purchaser to satisfy its obligations under this Section 5.03, Countrywide shall deposit in the Custodial Account an amount equal to such used funds no later than the Determination Date prior to the following Remittance Date to the extent that funds in the Custodial Account on such Remittance Date are less than the amounts to be remitted to the Purchaser pursuant to Section 5.01.

Countrywide's obligation to make such advances as to any Mortgage Loan will continue through the earliest of:  (a) the last Monthly Payment due prior to the payment in full of the Mortgage Loan; (b) the Remittance Date prior to the Remittance Date for the distribution of any Liquidation Proceeds, Other Insurance Proceeds or Condemnation Proceeds which, in the case of Other Insurance Proceeds and Condemnation Proceeds, satisfy in full the indebtedness of such Mortgage Loan; or (c) the Remittance Date prior to the date the Mortgage Loan is converted to REO Property; provided, however, with respect to any Government Mortgage Loan that is converted to REO Property, Countrywide’s obligation to make such advances will continue in accordance with the applicable governmental agency’s guidelines.  In no event shall Countrywide be obligated to make an advance under this Section 5.03 if at the time of such advance it reasonably determines that such advance will be unrecoverable.

(D)  Annual Statement as to Compliance.  Countrywide shall deliver to the Purchasers on or before May 15th of each year, beginning in the year following the initial Closing Date, an Officers' Certificate stating, as to each signatory thereof, that (a) a review of the activities of Countrywide during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (b) to the best of such officers' knowledge, based on such review, Countrywide has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.  Countrywide shall provide the Purchaser with copies of such statements upon request.

(E)  Annual Independent Certified Public Accountants' Servicing Report.  On or before May 15th of each year, beginning in the year following the initial Closing Date, Countrywide at its expense shall cause a firm of independent public accountants, which is a member of the American Institute of Certified Public Accountants, to furnish a statement to the Purchasers to the effect that such firm has examined certain documents and records relating to Countrywide's servicing of mortgage loans of the same type as the Mortgage Loans, pursuant to this Agreement or servicing agreements substantially similar to this Agreement, and that, on the basis of such examination, conducted substantially in accordance with the Uniform Single Audit Program for Mortgage Bankers, such firm is of the opinion that Countrywide's servicing has been conducted in compliance with this Agreement or such servicing agreements examined pursuant to this Section 5.05 except for (a) such exceptions as such firm shall believe to be immaterial, and (b) such other exceptions as shall be set forth in such statement.  Countrywide shall provide the Purchaser with copies of such statements upon request.

(F)  Purchaser’s Access to Countrywide’s Records.  The Purchaser shall have access upon reasonable notice to Countrywide, during business hours or at such other times as might be reasonable under applicable circumstances, to any and all of the books and records of Countrywide that relate to the performance or observance by Countrywide of the terms, covenants or conditions of this Agreement.  Further, Countrywide hereby authorizes the Purchaser, in connection with a sale of the Mortgage Loans, to make available to prospective purchasers a Consolidated Statement of Operations of Countrywide, or its parent company, prepared by or at the request of Countrywide for the most recently completed three (3) fiscal years for which such a statement is available as well as a Consolidated Statement of Condition at the end of the last two (2) fiscal years covered by such Consolidated Statement of Operations. Countrywide also agrees to make available to any prospective purchaser, upon reasonable notice and during normal business hours, a knowledgeable financial or accounting officer for the purpose of answering questions respecting Countrywide's ability to perform under this Agreement.  The Purchaser agrees to reimburse Countrywide for any out-of-pocket costs incurred by Countrywide in connection with its obligations under this Section 5.06.

(G)  Sarbanes-Oxley Certification. For so long as the Mortgage Loans are being serviced by Countrywide as part of a securitization transaction and a certificate with respect to such servicing is required to be furnished by Countrywide, the related Purchaser or an agent of the Purchaser under the Sarbanes-Oxley Act of 2002, as amended, and any rules and regulations promulgated thereunder (“Sarbanes-Oxley Act”), an officer of Countrywide (herein, also, “Servicer”), on or before March 15, 2006 and March 1st of each year thereafter (or if not a Business Day, the immediately following Business Day), shall execute and deliver an officer’s certification in the form of Exhibit E attached hereto, in accordance with the Sarbanes-Oxley Act.

6.

COVENANTS BY COUNTRYWIDE

(A)  Additional Indemnification by Countrywide.  In addition to the indemnification provided in Section 3.03(d), Countrywide shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary attorneys’ fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of Countrywide to perform its obligations hereunder including its obligations to service and administer the Mortgage Loans in compliance with the terms of this Agreement. Notwithstanding the foregoing, the Purchaser shall indemnify Countrywide and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that Countrywide may sustain in any way related to (a) actions or inactions of Countrywide which were taken or omitted upon the instruction or direction of the Purchaser, or (b) the failure of the Purchaser to perform its obligations hereunder, including subsections (i) and (ii) in Section 6.04.

(B)  Third Party Claims.  Countrywide and the Purchaser shall immediately notify the other if a claim is made upon such party by a third party with respect to this Agreement or the Mortgage Loans.  Upon the prior written consent of the Purchaser, which consent shall not be unreasonably withheld, Countrywide shall assume the defense of any such claim and pay all expenses in connection therewith, including attorneys’ fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Purchaser shall promptly reimburse Countrywide for all amounts advanced by it pursuant to the preceding sentence except when as a result of such claim Countrywide is otherwise required to indemnify the Purchaser pursuant to Section 3.03 or 6.01 hereof.

(C)  Merger or Consolidation of Countrywide.  Countrywide shall keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans, and to perform its duties under this Agreement.

Notwithstanding anything to the contrary contained herein, any Person into which Countrywide may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Countrywide shall be a party, or any Person succeeding to the business of Countrywide, shall be the successor of Countrywide hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of mortgage loans, unless otherwise consented to by the Purchaser, which consent shall not be unreasonably withheld, and shall be qualified to service mortgage loans on behalf of an Agency.

(D)  Limitation on Liability of Countrywide and Others.  Neither Countrywide nor any of the officers, employees or agents of Countrywide shall be under any liability to the Purchaser for any action taken, or for refraining from taking any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect Countrywide or any such person against any breach of warranties or representations made herein, or the failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement.  Countrywide and any officer, employee or agent of Countrywide may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  Notwithstanding anything to the contrary contained in this Agreement, unless one or more Event of Default by Countrywide shall occur and shall not have been remedied within the time limits set forth in Section 7.01(a) of this Agreement, the Purchaser shall not record or cause to be recorded an Assignment of Mortgage with the recording office.  To the extent the Purchaser records with the recording office as permitted herein an Assignment of Mortgage which designates the Purchaser as the holder of record of the Mortgage, the Purchaser agrees that it shall (i) provide Countrywide with immediate notice of any action with respect to the Mortgage or the related Mortgaged Property and ensure that the proper department or person at Countrywide receives such notice; and (ii) immediately complete, sign and return to Countrywide any document reasonably requested by Countrywide to comply with its servicing obligations, including without limitation, any instrument required to release the Mortgage upon payment in full of the obligation or take any other action reasonably required by Countrywide.  The Purchaser further agrees that Countrywide shall have no liability for the Purchaser’s failure to comply with the subsections (i) or (ii) in the foregoing sentence.  Countrywide shall have no liability to the Purchaser and shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that Countrywide may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser will be liable, and Countrywide shall be entitled to be reimbursed therefor from the Purchaser upon written demand except when such expenses, costs and liabilities are subject to Countrywide’s indemnification under Section 3.03 or 6.01.

(E)  No Transfer of Servicing.  Countrywide acknowledges that the Purchasers act in reliance upon Countrywide's independent status, the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof.  Without in any way limiting the generality of this Section, Countrywide may, in its sole discretion, assign this Agreement or the servicing rights hereunder, without the prior written approval of the Purchasers, to Countrywide Home Loans Servicing LP; however, Countrywide shall not assign this Agreement or the servicing rights hereunder to any other entity without the prior written consent of the Purchasers.

7.

TERMINATION OF COUNTRYWIDE AS SERVICER

(A)  Termination Due to an Event of Default.

(i)  Events of Default.  Each of the following shall be an Event of Default by Countrywide if it shall occur and be continuing:

(1)  any failure by Countrywide to remit to a Purchaser any payment required to be made under the terms of this Agreement which such failure continues unremedied for a period of three (3) Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to Countrywide by a Purchaser; or

(2)  any failure on the part of Countrywide to duly observe or perform in any material respect any of the covenants or agreements on the part of Countrywide set forth in this Agreement or in the Custodial Agreement, if any, which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Countrywide by a Purchaser; or

(3)  a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against Countrywide and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

(4)  Countrywide shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to Countrywide or of or relating to all or substantially all of its property; or

(5)  Countrywide shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(6)  Countrywide ceases to meet the qualifications of Fannie Mae or Freddie Mac for a period of thirty (30) days and Countrywide is not able to be reinstated as a Fannie Mae or Freddie Mac servicer within a reasonable period of time thereafter.

In case one or more Events of Default by Countrywide shall occur and shall not have been remedied, the Purchasers, by notice in writing to Countrywide may, in addition to whatever rights the Purchasers may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of Countrywide under this Agreement and in and to the Mortgage Loans and the proceeds thereof.  On or after the receipt by Countrywide of such written notice, all authority and power of Countrywide under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Purchasers.  Upon written request from the Purchasers, Countrywide shall prepare, execute and deliver, any and all documents and other instruments and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at Countrywide's sole expense.  Countrywide agrees to cooperate with the Purchasers in effecting the termination of Countrywide's responsibilities and rights hereunder, including the transfer to the Purchasers, for administration by it, of all cash amounts which shall at the time be credited by Countrywide to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

(ii)  Waiver of Event of Default.  Upon written notice, the Purchasers may waive any default by Countrywide in the performance of Countrywide’s obligations hereunder and its consequences.  Upon any such waiver of a past default, such default shall cease to exist, and any Events of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

(B)  Termination by Other Means.  The respective obligations and responsibilities of Countrywide shall terminate with respect to any Mortgage Loan Package upon the first to occur of: (a) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property in such Mortgage Loan Package and the remittance of all funds due hereunder; (b) by mutual consent of Countrywide and the Purchaser in writing; or (c) the repurchase by Countrywide of all outstanding Mortgage Loans and REO Property in a Mortgage Loan Package at a price equal to (i) in the case of a Mortgage Loan, 100% of the Stated Principal Balance of each Mortgage Loan on the date of such repurchase plus accrued interest thereon through the last day of the month of repurchase, and (ii) in the case of REO Property, the lesser of (1) 100% of the Stated Principal Balance of the Mortgage Loan encumbering the Mortgaged Property at the time such Mortgaged Property was acquired and became REO Property or (2) the fair market value of such REO Property at the time of repurchase.

The right of Countrywide to repurchase all outstanding Mortgage Loans in a Mortgage Loan Package pursuant to (c) above shall be conditional upon (i) the outstanding Stated Principal Balances of such Mortgage Loans at the time of any such repurchase aggregating less than ten percent (10%) of the aggregate Stated Principal Balances of the Mortgage Loans on the related Cut-off Date, and (ii) the determination by Countrywide that the reasonable costs and expenses incurred by Countrywide in the performance of its servicing obligations hereunder with respect to such Mortgage Loans exceed the benefits accruing to Countrywide therefrom.

8.

MISCELLANEOUS

[REDACTED]

  (SIGNATURE PAGE TO FOLLOW)

IN WITNESS WHEREOF, Countrywide and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

COUNTRYWIDE HOME LOANS, INC.,

Countrywide

By:

Jordan Cohen

Vice President

LUMINENT MORTGAGE CAPITAL, INC.,

a Purchaser

By:

Name:

Title:

MERCURY MORTGAGE FINANCE STATUTORY TRUST,

a Purchaser

By:

Name:

Title:

MAIA MORTGAGE FINANCE STATUTORY TRUST,

a Purchaser

By:

Name:

Title:

EXHIBIT A

TO THE SERVICING AGREEMENT

[REDACTED]

EXHIBIT B

TO THE SERVICING AGREEMENT

[REDACTED]

EXHIBIT C

TO THE SERVICING AGREEMENT

[REDACTED]

EXHIBIT D

TO THE SERVICING AGREEMENT

[REDACTED]

EXHIBIT E

TO THE SERVICING AGREEMENT

[REDACTED]

EXHIBIT F

Special Foreclosure Servicing Provisions

FORM OF SPECIAL FORECLOSURE RIGHTS SECTION

Notwithstanding anything in this Agreement to the contrary, for so long as the Master Servicer has not notified the Servicer that the majority holder of the most junior of the Subordinate Certificates is no longer entitled to the rights described in this Section [__]:

(a)

The Servicer shall not commence foreclosure proceedings with respect to a Mortgage Loan unless (i) no later than five Business Days prior to its commencement of such foreclosure proceedings, it notifies the Master Servicer of its intention to do so, and (ii) the majority holder of the most junior of the Subordinate Certificates, either directly or through the Master Servicer, does not, within such five-Business-Day period, affirmatively object to such action.

(b)

In the event that the Servicer determines not to proceed with foreclosure proceedings with respect to a Mortgage Loan that becomes 60 days’ or more delinquent and the Servicer has determined that it is unable to collect payments due under such Mortgage Loan in accordance with Accepted Servicing Practices, the Servicer shall, prior to taking any action with respect to such Mortgage Loan, promptly provide the Master Servicer with notice of such determination and a description of such other action as it intends to take with respect to such Mortgage Loan; provided, that the Servicer shall not be permitted to proceed with any such action unless the majority holder of the most junior of the Subordinate Certificates, either directly or through the Master Servicer, does not, within five Business Days following such notice, affirmatively object to the Servicer taking such action.

(c)

If the majority holder of the most junior of the Subordinate Certificates timely and affirmatively objects to an action or contemplated action of the Servicer pursuant to either (a) or (b) above, then the majority holder of the most junior of the Subordinate Certificates shall instruct the Master Servicer to hire, at the majority holder of the most junior of the Subordinate Certificates’ sole cost and expense, three appraisal firms, selected by the Master Servicer in its sole and absolute discretion from the list of appraisal firms attached as Exhibit [__], to compute the fair value of the Mortgaged Property relating to the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a “Fair Value Price”), in each case (other than as set forth in (d) below) no later than 30 days from the date of such majority holder of the most junior of the Subordinate Certificates objection. If the Master Servicer shall have received three Fair Value Prices by the end of such 30-day period, then the majority holder of the most junior of the Subordinate Certificates shall, no later than 5 days after the expiration of such 30-day period, purchase such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (i) accrued and unpaid interest on such Mortgage Loan as of such purchase date (“Accrued Interest”) and (ii) the highest of such three Fair Value Prices respectively determined by such appraisal firms, and shall promptly delivery such amount to the Servicer for deposit into the Custodial Account. All costs relating to the computation of the related Fair Value Prices shall be for the account of the majority holder of the most junior of the Subordinate Certificates and shall be paid by the majority holder of the most junior of the Subordinate Certificates at the time of such Mortgage Loan and the related Mortgaged Property are purchased by the majority holder of the most junior of the Subordinate Certificates.

(d)

If the Master Servicer shall not have received three Fair Value Prices at the end of the 30-day period set forth in (c) above, then:

(i)

The Master Servicer shall obtain such three Fair Value Prices no later than 15 days after the end of such 30-day period.

(ii)

If the Master Servicer shall have only received two Fair Value Prices at the end of such 15-day extension period, then the Master Servicer will determine, in its sole and absolute discretion, the fair value of the Mortgaged Property relating to such Mortgage Loan, related Insurance Proceeds and the current delinquency status of such Mortgage Loan (such fair value, the “Master Servicer Fair Value Price”), and the majority holder of the most junior of the Subordinate Certificates shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Servicer the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (A) Accrued Interest thereon and (B) the higher of (1) the highest of such two Fair Value Prices determined by such appraisal firms and (2) the Master Servicer Fair Value Price.

(iii)

If the Master Servicer shall have received only one Fair Value Price at the end of such 15-day extension period, then the Master Servicer will determine, in its sole and absolute discretion, the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan, and:

(A)

if such Master Servicer Fair Value Price is equal to or greater than the unpaid principal balance of the related Mortgage Loan as of such date (the “Unpaid Principal Balance”), then the majority holder of the most junior of the Subordinate Certificates shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Servicer the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (1) Accrued Interest thereon and (2) such Master Servicer Fair Value Price; and

(B)

if such Master Servicer Fair Value Price is less than the related Unpaid Principal Balance, then the majority holder of the most junior of the Subordinate Certificates shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Servicer the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (1) Accrued Interest thereon and (2) the related Unpaid Principal Balance (such sum, the “Preliminary Purchase Price”); provided, that the provisions of clause (d)(iv) shall thereafter apply.

(iv)

Following the payment by the majority holder of the most junior of the Subordinate Certificates of the Preliminary Purchase Price, the Master Servicer shall continue to hire appraisal firms at the majority holder of the most junior of the Subordinate Certificates’ sole cost and expense to compute the Fair Value Price of the Mortgaged Property related to such Mortgage Loan, and at such time as two such Fair Value Prices shall have been obtained:

(A)

if such Master Servicer Fair Value Price is equal to or greater than the unpaid principal balance of the related Mortgage Loan as of such date (the “Unpaid Principal Balance”), then the majority holder of the most junior of the Subordinate Certificates shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Servicer the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (1) Accrued Interest thereon and (2) such Master Servicer Fair Value Price; and

(B)

if the sum of (1) Accrued Interest on the related Mortgage Loan and (2) the higher of (x) the highest of such two Fair Value Prices determined by such appraisal firms and (y) the Master Servicer’s Fair Value Price of the Mortgaged Property related to such Mortgage Loan (such sum, the “Revised Fair Value Price”) is greater than such Preliminary Purchase Price, then the Master Servicer shall promptly notify the majority holder of the most junior of the Subordinate Certificates and the Servicer of such calculation, and the majority holder of the most junior of the Subordinate Certificates shall, no later than 5 days after such notice, remit to the Servicer, for deposit into the Custodial Account, the difference between such Revised Fair Value Price and such Preliminary Purchase Price; and

(C)

if such Preliminary Purchase Price is greater than such Revised Fair Value Price, then the Master Servicer shall promptly notify the majority holder of the most junior of the Subordinate Certificates and the Servicer of such calculation, and the Servicer shall, no later than 5 days after such notice, remit to the majority holder of the most junior of the Subordinate Certificates, from funds then on deposit in the Custodial Account, the difference between such Preliminary Purchase Price and such Revised Fair Value Price.

(e)

Notwithstanding anything herein to the contrary, the majority holder of the most junior of the Subordinate Certificates shall not be entitled to any of its rights set forth herein with respect to a Mortgage Loan following its failure to purchase such Mortgage Loan and the related Mortgaged Property, at the related purchase price set forth in this Section [__] within the timeframe set forth in this Section [__] following the majority holder of the most junior of the Subordinate Certificates’ objection to an action of the Servicer, and the Servicer shall provide the Master Servicer written notice of such failure.  [Moreover, the majority holder of the most junior of the Subordinate Certificates shall not be entitled to the foregoing rights if any of the [Subordinate Certificates] are held by entities that are unaffiliated with such majority holder of the most junior of the Subordinate Certificates.]

(f)

Any notice, confirmation, instruction or objection pursuant to paragraphs (a), (b), (c) and (d) above may be delivered via facsimile or other written or electronic communication as the parties hereto and the majority holder of the most junior of the Subordinate Certificates may agree to from time to time.

(g)

For the avoidance of doubt, the majority holder of the most junior of the Subordinate Certificates’ rights set forth in this Section [__] are intended to provide the majority holder of the most junior of the Subordinate Certificates, for so long as it has not forfeited its right under this Section [__] as set forth in clause (e) above, with the unilateral right to control foreclosure decisions in respect of delinquent and defaulted Mortgage Loans, and certain exclusive purchase rights so as to maximize the recovery value on delinquent and defaulted Mortgage Loans.

(h)

To the extent that the majority holder of the most junior of the Subordinate Certificates purchases any Mortgage Loan pursuant to this Section [__], the Servicer will continue to service such Mortgage Loan in accordance with this Agreement. The parties acknowledge that, in such event, the Master Servicer will have no duty or responsibility to master service any such Mortgage Loan.

EXHIBIT G

[REDACTED]

EXHIBIT H

[REDACTED]

EXHIBIT I

[REDACTED]

EXHIBIT FOUR

[RESERVED]

EXHIBIT FIVE

Standard File Layout - Master Servicing
Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
			Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase, 70=REO	2
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

REPORTING DATA FOR DEFAULTED LOANS

Data must be submitted to Wells Fargo Bank in an Excel spreadsheet format with fixed field names and data type.  The Excel spreadsheet should be used as a template consistently every month when submitting data.

Table: Delinquency
Name	Type	Size
Servicer Loan #	Number	8
	(Double)
Investor Loan #	Number	8
	(Double)
Borrower Name	Text	20
Address	Text	30
State	Text	2
Due Date	Date/Time	8
Action Code	Text	2
FC Received	Date/Time	8
File Referred to Atty	Date/Time	8
NOD	Date/Time	8
Complaint Filed	Date/Time	8
Sale Published	Date/Time	8
Target Sale Date	Date/Time	8
Actual Sale Date	Date/Time	8
Loss Mit Approval Date	Date/Time	8
Loss Mit Type	Text	5
Loss Mit Estimated Completion	Date/Time	8
Date
Loss Mit Actual Completion Date	Date/Time	8
Loss Mit Broken Plan Date	Date/Time	8
BK Chapter	Text	6
BK Filed Date	Date/Time	8
Post Petition Due	Date/Time	8
Motion for Relief	Date/Time	8
Lift of Stay	Date/Time	8
RFD	Text	10
Occupant Code	Text	10
Eviction Start Date	Date/Time	8
Eviction Completed Date	Date/Time	8
List Price	Currency	8
List Date	Date/Time	8
Accepted Offer Price	Currency	8
Accepted Offer Date	Date/Time	8
Estimated REO Closing Date	Date/Time	8
Actual REO Sale Date	Date/Time	8

•

Items in bold are MANDATORY FIELDS. We must receive information in those fields every month in order for your file to be accepted.

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

12-Relief Provisions

 15-Bankruptcy/Litigation

20-Referred for Deed-in-Lieu

30-Referred fore Foreclosure

60-Payoff

65-Repurchase

70-REO-Held for Sale

71-Third Party Sale/Condemnation

72-REO-Pending Conveyance-Pool Insurance claim filed

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

Action Code 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency.  The Action Date is the date the relief is expected to end.  For military indulgence, it will be three months after the Borrower’s discharge from military service.

Action Code 15 - To report the Borrower’s filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the Mortgage Loan.  The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

Action Code 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

Action Code 30 - To report that the decision has been made to foreclose the Mortgage Loan.  The Action Date is the date the Servicer referred the case to the foreclosure attorney.

Action Code 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity.  The Action Date is the date the pay-off funds were remitted to the Master Servicer.

Action Code 65 - To report that the Servicer is repurchasing the Mortgage Loan.  The Action Date is the date the repurchase proceeds were remitted to the Master Servicer.

Action Code 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it.  The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

Action Code 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred.  The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

Action Code 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed.  The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement.  The following are acceptable:

ASUM-Approved Assumption
BAP-Borrower Assistance Program
CO-Charge Off
DIL-Deed-in-Lieu
FFA-Formal Forbearance Agreement
MOD-Loan Modification
PRE-Pre-Sale
SS-Short Sale
MISC-Anything else approved by the PMI or Pool Insurer

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property.  The acceptable codes are:

Mortgagor
Tenant
 Unknown
Vacant

REALIZED LOSS CALCULATION INFORMATION

WELLS FARGO BANK, N.A. Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan’s removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the “Statement Date”) in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.

The actual Unpaid Principal Balance of the Mortgage Loan.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7.

Complete as necessary.  All line entries must be supported by copies of appropriate statements,

vouchers, receipts, canceled checks, etc., to document the expense.  Entries not properly documented will not be reimbursed to the Servicer.

8.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.

The total of lines 1 through 9.

Credits

11-17.

Complete as necessary.  All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc.  to document the credit.  If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.

The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.

The total derived from subtracting line 18 from 10.  If the amount represents a realized gain, show the amount in parenthesis (  ).

WELLS FARGO BANK, N.A.
CALCULATION OF REALIZED LOSS

WELLS FARGO BANK, N.A. Trust:  ___________________________

Prepared by: __________________ Date: _______________

Phone: ______________________

Servicer Loan No.

Servicer Name

Servicer Address

WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower’s Name:________________________________________________________
Property
Address:________________________________________________________________

Liquidation and Acquisition Expenses:
Actual Unpaid Principal Balance of Mortgage Loan	$ _______________(1)
Interest accrued at Net Rate	________________(2)
Attorney’s Fees	________________(3)
Taxes	________________(4)
Property Maintenance	________________(5)
MI/Hazard Insurance Premiums	________________(6)
Hazard Loss Expenses	________________(7)
Accrued Servicing Fees	________________(8)
Other (itemize)	________________(9)
$ _________________

Total Expenses	$ ______________(10)
Credits:
Escrow Balance	$ ______________(11)
HIP Refund	________________(12)
Rental Receipts	________________(13)
Hazard Loss Proceeds	________________(14)
Primary Mortgage Insurance Proceeds	________________(15)
Proceeds from Sale of Acquired Property	________________(16)
Other (itemize)	________________(17)
___________________
___________________
Total Credits	$________________(18)

Total Realized Loss (or Amount of Gain)  $________________

EXHIBIT SIX

REGULATION AB COMPLIANCE ADDENDUM

TO MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT

This is Amendment Reg AB (“Amendment Reg AB”), dated as of December 1, 2005, by and between Greenwich Capital Financial Products, Inc. (the “Purchaser”), and Countrywide Home Loans, Inc. (the “Company”) to that certain Master Mortgage Loan Purchase and Servicing Agreement dated as of April 1, 2003 by and between the Company and the Purchaser (as amended, modified or supplemented, the “Existing Agreement”).

W I T N E S S E T H

WHEREAS, the Company and the Purchaser have agreed, subject to the terms and conditions of this Amendment Reg AB that the Existing Agreement be amended to reflect agreed upon revisions to the terms of the Existing Agreement.

Accordingly, the Company and the Purchaser hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Agreement is hereby amended as follows:

1.

Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Existing Agreement.  The Existing Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

Commission:  The United States Securities and Exchange Commission.

Company Information:  As defined in Section 2(g)(i)(A)(1).

Depositor:  The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Exchange Act.  The Securities Exchange Act of 1934, as amended.

Qualified Correspondent:  Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied:  (i) such Mortgage Loans were either (x) originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company (“Designated Guidelines”) or guidelines that do not vary materially from such Designated Guidelines or (y) individually re-underwritten by the Company to the Designated Guidelines at the time such Mortgage Loans were acquired by the Company; (ii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company’s own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iii) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that either Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company or the Mortgage Loans purchased by the Company substantially comply with the Designated Guidelines.

Reconstitution:  Any Securitization Transaction or Whole Loan Transfer.

Reconstitution Agreement:  An agreement or agreements entered into by the Company and the Purchaser and/or certain third parties in connection with a Reconstitution with respect to any or all of the Mortgage Loans serviced under the Agreement.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Securities Act:  The Securities Act of 1933, as amended.

Securitization Transaction:  Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered, rated mortgage-backed securities or (2) an issuance of publicly offered, rated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

Servicer:  As defined in Section 2(c)(iii).

Servicing Criteria:  The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Static Pool Information:  Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

Subcontractor:  Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Company or a Subservicer.

Subservicer:  Any Person that services Mortgage Loans on behalf of the Company or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Company under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB; provided, however, that the term “Subservicer” shall not include any master servicer, or any special servicer engaged at the request of a Depositor, Purchaser or investor in a Securitization Transaction, nor any “back-up servicer” or trustee performing servicing functions on behalf of a Securitization Transaction.

Third-Party Originator:  Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Company.

Whole Loan Transfer:  Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

2.

The Purchaser and the Company agree that the Existing Agreement is hereby amended by adding the following provisions:

(a)

Intent of the Parties; Reasonableness.

The Purchaser and the Company acknowledge and agree that the purpose of Article 2 of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.  Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder.  The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, and agrees to negotiate in good faith with the Purchaser or any Depositor with regard to any reasonable requests for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection with any Securitization Transaction, the Company shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans necessary in order to effect such compliance.

(b)

Additional Representations and Warranties of the Company.

(i)

The Company shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 2(c) that, except as disclosed in writing to the Purchaser or such Depositor prior to such date:  (i) the Company is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Company; (ii) the Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company; (iv) no material changes to the Company’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Company’s financial condition that could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Company, any Subservicer or any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions relating to the Company, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

(ii)

If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Section 2(c), the Company shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (i) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

(c)

Information to Be Provided by the Company.

In connection with any Securitization Transaction the Company shall (1) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing reasonably required for compliance with Regulation AB, the information and materials specified in paragraphs (i), (ii), (iii) and (vi) of this Section 2(c), and (2) as promptly as practicable following notice to or discovery by the Company, provide to the Purchaser and any Depositor (in writing) the information specified in paragraph (iv) of this Section.

(i)

If so requested by the Purchaser or any Depositor, the Company shall provide such information regarding (x) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent, if applicable), or (y) as applicable, each Third-Party Originator, and (z) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB.  Such information shall include, at a minimum:

(A)

the originator’s form of organization;

(B)

a description of the originator’s origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator’s experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator’s origination portfolio; and information that may be material to an analysis of the performance of the Mortgage Loans, including the originators’ credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

(C)

a description of any material legal or governmental proceedings pending (or known to be contemplated by a governmental authority) against the Company, each Third-Party Originator, if applicable, and each Subservicer; and

(D)

a description of any affiliation or relationship between the Company, each Third-Party Originator, if applicable, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Company by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

(1)

the sponsor;

(2)

the depositor;

(3)

the issuing entity;

(4)

any servicer;

(5)

any trustee;

(6)

any originator;

(7)

any significant obligor;

(8)

any enhancement or support provider; and

(9)

any other material transaction party.

(ii)

If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (a) the Company, if the Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent, if applicable), and/or (b) as applicable, each Third-Party Originator.  Such Static Pool Information shall be prepared by the Company (or, if applicable, the Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB.  To the extent that there is reasonably available to the Company (or Third-Party Originator, as applicable) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph.  The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Purchaser or any Depositor.  Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool.  The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference.  The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format.

Promptly following notice of discovery of a material error, as determined in the Company’s judgment, in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Company.

If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Company’s or, if applicable, Third-Party Originator’s originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request.  Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which shall be limited to any Sponsor, any Depositor, any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction or any other party that is reasonably and customarily entitled to receive such statements and letters in a Securitization Transaction.  Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

(iii)

If reasonably requested by the Purchaser or any Depositor, the Company shall provide such information regarding the Company, as servicer of the Mortgage Loans, and each Subservicer (each of the Company and each Subservicer, for purposes of this paragraph, a “Servicer”), as is requested for the purpose of compliance with Items 1108 of Regulation AB.  Such information shall include, at a minimum:

(A)

the Servicer’s form of organization;

(B)

a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer’s experience in servicing assets of any type as well as a more detailed discussion of the Servicer’s experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer’s portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the reasonable determination of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

(1)

whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

(2)

the extent of outsourcing the Servicer utilizes;

(3)

whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

(4)

whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

(5)

such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

(C)

a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

(D)

information regarding the Servicer’s financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement;

(E)

information regarding advances made by the Servicer on the Mortgage Loans and the Servicer’s overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

(F)

a description of the Servicer’s processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

(G)

a description of the Servicer’s processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

(H)

information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

(iv)

If reasonably requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and, if applicable, any Third-Party Originator to) (a) notify the Purchaser and any Depositor in writing of (1) any material litigation or governmental proceedings pending against the Company, any Subservicer or any Third-Party Originator and (2) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (i) of this Section 2(c) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (b) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

(v)

As a condition to the succession to the Company or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Company or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Company or any Subservicer, the Company shall provide to the Purchaser and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(vi)

In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if reasonably requested by the Purchaser or any Depositor, the Company shall provide such information reasonably available to the Company regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.  Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Company under this Agreement, commencing with the first such report due not less than fifteen Business days following such request.

(d)

Servicer Compliance Statement.

On or before March 15 of each calendar year, commencing in 2007, the Company shall deliver to the Purchaser and any Depositor a statement of compliance addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, to the effect that (i) a review of the Company’s servicing activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the servicing provisions of this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Company has fulfilled all of its servicing obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

(e)

Report on Assessment of Compliance and Attestation.

(i)

On or before March 15 of each calendar year, commencing in 2007, the Company shall:

(A)

deliver to the Purchaser and any Depositor a report regarding the Company’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, and shall address each of the applicable Servicing Criteria specified on a certification substantially in the form of Exhibit B hereto delivered to the Purchaser concurrently with the execution of this Agreement;

(B)

deliver to the Purchaser and any Depositor a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Company and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(C)

cause each Subservicer and each Subcontractor determined by the Company pursuant to Section 2(f)(ii) to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB (each, a “Participating Entity”), to deliver to the Purchaser and any Depositor an assessment of compliance and accountants’ attestation as and when provided in paragraphs (i) and (ii) of this Section 2(e); and

(D)

deliver to the Purchaser, Depositor or any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit A; provided that such certification delivered by the Company may not be filed as an exhibit to, or included in, any filing with the Commission.

The Company acknowledges that the party identified in clause (i)(D) above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

(ii)

Each assessment of compliance provided by a Subservicer pursuant to Section 2(e)(i)(A) shall address each of the applicable Servicing Criteria specified on a certification substantially in the form of Exhibit B hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment.  An assessment of compliance provided by a Participating Entity pursuant to Section 2(e)(i)(C) need not address any elements of the Servicing Criteria other than those specified by the Company pursuant to Section 2(f).

(f)

Use of Subservicers and Subcontractors.

The Company shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Company as servicer under this Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (i) of this Subsection (f).  The Company shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Company as servicer under this Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (ii) of this Subsection (f).

(i)

It shall not be necessary for the Company to seek the consent of the Purchaser or any Depositor to the utilization of any Subservicer.  The Company shall cause any Subservicer used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 2(b), 2(c)(iii), 2(c)(v), 2(d), and 2(e) of this Agreement to the same extent as if such Subservicer were the Company, and to provide the information required with respect to such Subservicer under Section 2(c)(iv) of this Agreement.  The Company shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 2(d), any assessment of compliance and attestation required to be delivered by such Subservicer under Section 2(e) and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 2(e) as and when required to be delivered.

(ii)

It shall not be necessary for the Company to seek the consent of the Purchaser or any Depositor to the utilization of any Subcontractor.  The Company shall promptly upon request provide to the Purchaser and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description  of the role and function of each Subcontractor utilized by the Company or any Subservicer, specifying (A) the identity of each such Subcontractor, (B) which (if any) of such Subcontractors are Participating Entities, and (C) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Participating Entity identified pursuant to clause (B) of this paragraph.

As a condition to the utilization of any Participating Entity, the Company shall cause any such Participating Entity used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Section 2(e) of this Agreement to the same extent as if such Participating Entity were the Company.  The Company shall be responsible for obtaining from each Participating Entity and delivering to the Purchaser and any Depositor any assessment of compliance and attestation required to be delivered by such Participating Entity under Section 2(e), in each case as and when required to be delivered.

(g)

Indemnification; Remedies.

(i)

The Company shall indemnify the Purchaser and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers and employees of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(A)(1)

any untrue statement of a material fact contained or alleged to be contained in any information, report, certification or other material provided under this Amendment Reg AB by or on behalf of the Company, or provided under this Amendment Reg AB by or on behalf of any Subservicer, Participating Entity or, if applicable, Third-Party Originator (collectively, the “Company Information”), or (2) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (2) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

(B)

any failure by the Company, any Subservicer, any Participating Entity or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under this Amendment Reg AB, including any failure by the Company to identify pursuant to Section 2(f)(ii) any Participating Entity; or

(C)

any breach by the Company of a representation or warranty set forth in Section 2(b)(i) or in a writing furnished pursuant to Section 2(b)(ii) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 2(b)(ii) to the extent made as of a date subsequent to such closing date.

In the case of any failure of performance described in clause (i)(B) of this Section, the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Company, any Subservicer, any Participating Entity or any Third-Party Originator.

(ii)

(A)

Any failure by the Company, any Subservicer, any Participating Entity or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under this Amendment Reg AB, which continues unremedied for three Business Days after receipt by the Company and the applicable Subservicer, Subcontractor, or Third-Party Originator of written notice of such failure from the Purchaser or Depositor shall, except as provided in clause (B) of this paragraph, constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Amendment Reg AB or any applicable Reconstitution Agreement to the contrary) of any compensation to the Company; provided, however it is understood that the Company shall remain entitled to receive reimbursement for all unreimbursed Monthly Advances and Servicing Advances made by the Company under this Agreement and/or any applicable Reconstitution Agreement.  Notwithstanding anything to the contrary set forth herein, to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

(B)

Any failure by the Company, any Subservicer or any Participating Entity to deliver any information, report, certification or accountants’ letter when and as required under Section 2(d) or 2(e), including any failure by the Company to identify a Participating Entity, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered shall constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Amendment Reg AB to the contrary) of any compensation to the Company; provided, however it is understood that the Company shall remain entitled to receive reimbursement for all unreimbursed Monthly Advances and Servicing Advances made by the Company under this Agreement and/or any applicable Reconstitution Agreement.  Notwithstanding anything to the contrary set forth herein, to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

(C)

The Company shall promptly reimburse the Purchaser (or any affected designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer.  The provisions of this paragraph shall not limit whatever rights the Company, the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

(iii)

The Purchaser agrees to indemnify and hold harmless the Company, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the present and former directors, officers and employees of each of the foregoing from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in any filing with the Commission with respect to a Securitization Transaction or the omission or alleged omission to state in any filing with the Commission with respect to a Securitization Transaction a material fact required to be stated or necessary to be stated in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement, alleged untrue statement, omission, or alleged omission relates to any filing with the Commission with respect to a Securitization Transaction other than the Company Information.

3.

Notwithstanding any other provision of this Amendment Reg AB, the Company shall seek the consent of the Purchaser for the utilization of all Subservicers and Participating Entities, when required by and in accordance with the terms of the Existing Agreement.

4.

The Existing Agreement is hereby amended by adding the Exhibits attached hereto as Exhibit A and Exhibit B to the end thereto.  References in this Amendment Reg AB to “this Agreement” or words of similar import (including indirect references to the Agreement) shall be deemed to be references to the Existing Agreement as amended by this Amendment Reg AB.  Except as expressly amended and modified by this Amendment Reg AB, the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.  In the event of a conflict between this Amendment Reg AB and any other document or agreement, including without limitation the Existing Agreement, this Amendment Reg AB shall control.

5.

This Amendment Reg AB may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.  This Amendment Reg AB will become effective as of the date first mentioned above.  This Amendment Reg AB shall bind and inure to the benefit of and be enforceable by the Company and the Purchaser and the respective permitted successors and assigns of the Company and the successors and assigns of the Purchaser.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

Purchaser

By:
Name:
Title:

COUNTRYWIDE HOME LOANS, INC.

Company

By:
Name:
Title:

EXHIBIT A

FORM OF ANNUAL CERTIFICATION

Re:

The [                   ] agreement dated as of [      ], 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]

I, ________________________________, the _______________________ of Countrywide Home Loans, Inc., certify to [the Purchaser], [the Depositor], [Master Servicer], [Securities Administrator] or [Trustee], and its officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] or [Trustee] pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] or [Trustee];

(4)

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and

[Intentionally Left Blank]

(5)

The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by each Subservicer and Participating Entity pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer].  Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer].  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

By:
Name:
Title:

EXHIBIT B

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the applicable criteria identified below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

EXHIBIT SEVEN

Additional Representations and Warranties

Countrywide Servicing, as Servicer, represents, warrants and covenants to the Seller, the Master Servicer, GCA and the Trustee as of the Reconstitution Date that:

(i)

The Servicer is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Texas and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Servicer in any state in which a Mortgaged Property related to a Mortgage Loan is located or is otherwise not required under applicable law to effect such qualification and no demand for such qualification has been made upon the Servicer by any state having jurisdiction and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Mortgage Loan and to service the Mortgage Loans in accordance with the terms of this Agreement;

(ii)

The Servicer has the full power and authority to service each Mortgage Loan which the Servicer is required to service hereunder, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of the Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except to the extent that (a) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(iii)

The execution and delivery of this Agreement by the Servicer, the servicing of the Mortgage Loans by the Servicer hereunder, the consummation by the Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Servicer and will not (A) result in a breach of any term, condition or provision of the organizational documents of the Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Servicer; and the Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Servicer’s knowledge, would in the future materially and adversely affect, (x) the ability of the Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Servicer taken as a whole;

(iv)

The Servicer is an approved seller/servicer for Fannie Mae and an approved servicer for Freddie Mac in good standing and is a HUD-approved non-supervised mortgagee pursuant to Section 203 and Section 211 of the National Housing Act, and no event has occurred, including but not limited to a change in insurance coverage, that would make the Servicer unable to comply with HUD, Fannie Mae or Freddie Mac eligibility requirements or which would require notification to any of HUD, Fannie Mae or Freddie Mac;

(v)

No action, suit, proceeding, investigation or litigation is pending or, to the best knowledge of the Servicer, threatened against the Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Servicer to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof; and

(vi)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the consummation by the Servicer of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the date of this Agreement.

(vii)

The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(viii)

No written statement, report or other document prepared and furnished or to be prepared and furnished by the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading;

(ix)

The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS; and

(x)

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

EXHIBIT EIGHT

SPECIAL FORECLOSURE RIGHTS SECTION

EXHIBIT F

1.

The Servicer shall not commence foreclosure proceedings or any alternative to foreclosure proceedings with respect to a Mortgage Loan that has become 60 days or more delinquent unless (i) no later than five Business Days prior to its commencement of such foreclosure proceedings, it notifies the majority holder of the most junior of the Subordinate Certificates (the “Securityholder”) of its intention to do so, and (ii) the Securityholder does not, within such five-Business Day period, affirmatively object to such action.

2.

In the event that the Servicer determines not to proceed with foreclosure proceedings or any alternative to foreclosure proceedings with respect to a Mortgage Loan and the Servicer has determined that it is unable to collect payments due under such Mortgage Loan in accordance with the Agreement, the Servicer shall, prior to taking any action with respect to such Mortgage Loan, promptly provide both the Master Servicer and the Securityholder with notice of such determination and a description of such other action as it intends to take with respect to such Mortgage Loan; provided, that the Servicer shall not be permitted to proceed with any such action unless the Securityholder does not, within such five-Business Day period, affirmatively object to such action.

(a)

If the Securityholder timely and affirmatively objects to an action or contemplated action of the Servicer pursuant to section 1 or 2 above, then the Securityholder shall instruct the Master Servicer to hire three appraisal firms selected by the Master Servicer in its reasonable discretion, to compute the fair value of the Mortgaged Property securing the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a “Fair Value Price”), in each case no later than 30 days from the date of such Securityholder objection.  All costs relating to the computation of the Fair Value Prices shall be for the account of the Securityholder and shall be paid by the Securityholder at the time that such Mortgage Loan is purchased by the Securityholder.

(i)

If the Master Servicer shall have received three Fair Value Prices by the end of such 30-day period, then the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan (the “Unpaid Principal Balance”) and (ii) the average of such three Fair Value Prices respectively determined by such appraisal firms; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

(ii)

If the Master Servicer shall not have received three Fair Value Prices by the end of the 30-day period set forth in clause (1)(c) above, then:

(A)

If the Master Servicer shall have received only two Fair Value Prices by the end of such 30-day period, then the Master Servicer shall determine, in its reasonable discretion, the fair value of the Mortgaged Property and other collateral relating to such Mortgage Loan (such fair value, the “Master Servicer’s Fair Value Price”) and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the average of such Fair Value Prices determined by such appraisal firms and (3) the Master Servicer’s Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

(B)

If the Master Servicer shall have received only one Fair Value Price by the end of such 30-day period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the Fair Value Price determined by such appraisal firm and (3) the Master Servicer’s Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

(C)

If the Master Servicer shall not have received any such Fair Value Prices by the end of such 30-day period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (1) the Unpaid Principal Balance thereof and (2) the Master Servicer’s Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

(D)

If the Master Servicer has not received three Fair Value Prices by the end of such 30-day period, it shall continue for the next 30 days to try to obtain three Fair Value Prices.  Upon the earlier of the date that it obtains the three Fair Value Prices, or the end of the 30-day extension, the Master Servicer shall recalculate the price payable pursuant to this Agreement and, within five Business Days thereafter, (i) the Securityholder shall pay the Servicer the positive difference between the recalculated purchase price, and the price actually paid by it, or (ii) the Servicer shall refund to the Securityholder the positive difference between the purchase price actually paid by the Securityholder, and the recalculated purchase price.

EXECUTION COPY

EXHIBIT NINE

AMENDMENT TO CONFIDENTIALITY AGREEMENT

AMENDMENT, dated as of June 26, 2006 (“Amendment”), to the Confidentiality Agreement, dated as of January 1, 2006 (the “Agreement”), by and between Countrywide Home Loans, Inc. (“Countrywide”), a New York corporation, having its executive office located at 4500 Park Granada, Calabasas, California 91302, and Luminent Mortgage Capital, Inc. (together with its subsidiaries and affiliates, the “Investor”), a real estate investment trust, having its principal place of business located at 101 California Street, 13th Floor, San Francisco, CA 94111.

RECITALS

WHEREAS, the parties hereto desire to modify the Agreement as set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

(i)

Defined Terms.  Unless otherwise defined herein, terms defined in the Agreement are used herein as therein defined.

(ii)

Amendments

(a)

The location of the principal place of business of the Investor shall be revised to indicate the address in the introductory paragraph of this Agreement.

(b)

Schedule A is hereby amended by appending the following to the end of such schedule:

“Luminent Mortgage Trust 2006-5”.

(iii)

Ratification of Agreement.  Except as modified and expressly amended by this Amendment, the Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

(iv)

Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

LUMINENT MORTGAGE CAPITAL, INC.

By:

Name:

Title:

COUNTRYWIDE HOME LOANS, INC.

By:

Name:

Title:

CONFIDENTIALITY AGREEMENT

THIS CONFIDENTIALITY AGREEMENT dated as of January 1, 2006 (this “Agreement”), by and between Countrywide Home Loans, Inc. (“Countrywide”), a New York corporation, having its executive office located at 4500 Park Granada, Calabasas, California 91302, and Luminent Mortgage Capital, Inc. (together with its subsidiaries and affiliates, the “Investor”), a real estate investment trust, having its principal place of business located at One Market Street, Spear Tower, San Francisco, CA 94105.

WITNESSETH

WHEREAS, the Investor has requested that it be furnished with certain Confidential Information (as defined below) relating to certain mortgage related securities serviced, or to be serviced, by Countrywide or an affiliate of Countrywide, as described on Schedule A hereto (the “Securities”), and the mortgage loans in which the Securities represent an ownership interest (the “Mortgage Loans”);

WHEREAS, the Investor is an owner or beneficial owner of one more subordinated classes of the Securities (the “Subordinated Securities”) or is a prospective purchaser thereof;

WHEREAS, Countrywide is willing to provide the Confidential Information to the Investor subject to the Investor executing and delivering this Agreement; and

WHEREAS, this Agreement is intended to facilitate the disclosure of information by Countrywide to the Investor without obligating Countrywide to disclose the same information publicly under Regulation FD of the United States Securities and Exchange Commission, 17 CFR §243.100-103.

NOW THEREFORE, in consideration of being granted the right to receive and review the Confidential Information, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and upon the promises and mutual covenants contained herein, the parties agree as follows:

1.

Confidential Information.  (a) The term “Confidential Information” shall mean all written, oral or electronic information or material furnished by Countrywide to the Investor related to the Securities or the Mortgage Loans, including but not limited to, documents, files, loan underwriting summaries, appraisals and any related information.  The term “Confidential Information” shall not include information that:  (i) becomes generally available to and known by the public other than as a result of disclosure by the Investor or its Representatives (as defined below) in violation of this Agreement; (ii) was available to the Investor on a non-confidential basis prior to its disclosure to the Investor by or at the direction of Countrywide; or (iii) becomes available to the Investor from a source other than Countrywide, provided that the Investor has no knowledge that such source is prohibited from disclosing such information to the Investor by a contractual, legal or fiduciary obligation to Countrywide or any affiliate of Countrywide.

(b)  The parties hereto expressly acknowledge and agree that nothing herein shall alter or amend in any manner the duties and obligations of Countrywide as servicer with respect to any of the Securities or the Mortgage Loans.

2.

Nondisclosure of Information.  (a)  As a condition to the Investor being furnished with the Confidential Information, the Investor agrees to treat the Confidential Information in accordance with the provisions of this Agreement and agrees to take or abstain from taking certain actions with respect thereto as set forth herein.  The Investor agrees not to use any of the Confidential Information for any purpose other than the purpose of reviewing, managing, analyzing and evaluating its investment in, and the value of, the Subordinated Securities and the underlying Mortgage Loans (including evaluating compliance with the terms of the related pooling and servicing agreement, (the “Permissable Purpose”).  Except as otherwise expressly provided herein, the Investor agrees that the Confidential Information will be kept confidential by the Investor and its directors, officers, employees, agents, partners or representatives, including without limitation any accountants, attorneys, and financial advisors (collectively, its “Representatives”).

(b)  The Investor may disclose the Confidential Information to its Representatives who need to know such information for the Permissable Purpose and who are informed of the confidential nature of the Confidential Information.  The Investor agrees that it will not, and will direct its Representatives not to, disclose to any person any Confidential Information.  Without the prior written consent of Countrywide, neither the Investor nor its Representatives shall disclose to any person the fact that the Investor has received any of the Confidential Information.  The Investor will be responsible for any breach of this Agreement by its Representatives.  The Investor agrees, at its own expense, to take all reasonable measures, including but not limited to court proceedings, to restrain its Representatives from unauthorized disclosure or use of the Confidential Information.

3.

Compelled Disclosure.  If the Investor or any of its Representatives are requested to disclose any Confidential Information, the Investor will promptly notify Countrywide (so long as legally permitted to provide such notification) in order to permit Countrywide to seek a protective order to take other appropriate action.  The Investor also will reasonably cooperate in Countrywide’s efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded the Confidential Information.  If, in the absence of a protective order, the Investor or any of its Representatives is compelled as a matter of law, regulation, legal process or by regulatory authority to disclose any portion of the Confidential Information, the Investor may disclose to the party compelling disclosure only the part of such Confidential Information that is so required, based on an opinion of counsel, to be disclosed.  Countrywide will pay the reasonable cost of such opinion upon Investor’s request.

4.

Purchase of Securities; Disclosure Related to Resale of Securities.  The Investor agrees, that without the prior written consent of Countrywide, for so long as it continues to hold an ownership interest in a Subordinated Security, it will not purchase, sell or trade any class of Security on the basis of any Confidential Information obtained in connection with this Agreement.  The Investor further agrees to use such Confidential Information in compliance with all applicable laws and regulations promulgated by the United States Securities and Exchange Commission.

5.

Investor’s Covenants.  Any of the Investor and its directors, officers, employees, agents, partners or representatives, including without limitation any accountants, attorneys, and financial advisors having any responsibility for the sale, trade or purchase of any class of Security (the “Restricted Representatives”), shall not have any access to the Confidential Information and any Representative having access to such Information shall not share or otherwise disclose any Confidential Information to any Restricted Representative.

6.

Debtor Contact.  The Investor agrees not to communicate with any borrower, debtor, guarantor, appraiser, borrower’s, debtor’s or guarantor’s accountant or attorney, or any other person or party, including any tenant, managing or leasing agent, connected with, related to, or whose name is obtained from the Confidential Information with respect to any Mortgage Loan without the prior written consent of Countrywide, which consent can be arbitrarily withheld; provided, however, to the extent the Investor or any of its affiliates is servicing such Mortgage Loan,  Countrywide shall be deemed to have given consent subject to the terms and conditions contained in any agreement governing the terms of such servicing.

7.

Not an Offer to Buy or Sell Securities.  The Investor acknowledges and agrees that the Confidential Information does not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.

8.

Entire Agreement.  This Agreement represents the entire agreement between the Investor and Countrywide relating to the treatment of the Confidential Information heretofore or hereafter reviewed or inspected by the Investor.  This Agreement supersedes all other agreements relating to the Confidential Information that have previously been executed by the Investor in favor of Countrywide or any other party.

9.

General Provisions.  No failure or delay in exercising any right hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right.  The parties acknowledge and agree that, in the event of any breach of this Agreement, Countrywide might be irreparably harmed and unable to be made whole by monetary damages.  It is accordingly agreed that Countrywide, in addition to any other remedy to which it may be entitled in law or equity, will be entitled to seek an injunction to remedy breaches of this Agreement or to compel specific performance of this Agreement.  This Agreement (a) may not be assigned by Countrywide or the Investor without the prior written consent of the other party; (b) cannot be amended, nor can any of its provisions be waived, except by a writing signed by Countrywide and the Investor; and (c) will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.    The Investor consents to personal jurisdiction in any action brought in any federal or state court within the State of New York located in the County of New York having subject matter jurisdiction in the matter for purposes of any action arising out of this Agreement.  This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles regarding conflict of laws (excluding Section 5-1401 of the New Yoprk General Obligations Law, as amended from time to time, or any successor provisions thereto).

10.

Indemnification.  The Investor agrees to indemnify and hold harmless Countrywide, its officers, directors and each person, if any, who controls Countrywide within the meaning of either Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (each, an “Indemnified Party”), from and against any and all losses, claims, damages, expenses (including reasonable attorney’s fees and costs) and liabilities, including without limitation, any claim based upon an allegation that any purchase or sale (or allegation that any purchase or sale) of a security was based, in whole or in part, upon the Confidential Information or any violation of securities laws, incurred by or on behalf of any Indemnified Party related to or arising out of any breach of any provision of this Agreement by the Investor or any of its Representatives.

11.

Non-public Personal Information. Notwithstanding anything in this Agreement to the contrary, the Investor shall comply with all applicable local, state and federal laws, including, without limitation, all privacy and data protection law, rules and regulations that are applicable to the Mortgage Loans, the Confidential Information or the terms of this Agreement.  The Investor understands that the Confidential Information may contain “nonpublic personal information” as that term is defined in Section 6809(4) of the Gramm-Leach-Bliley Act (the “Act”) and the Investor agrees to maintain such nonpublic personal information that it receives hereunder in accordance with the Act and other applicable federal and state privacy laws.  The Investor shall implement such physical and other security measures as shall be necessary to (a) ensure the security and confidentiality of the “nonpublic personal information” of the “customers” and “consumers” (as those terms are defined in the Act) of Countrywide or any affiliate of Countrywide which the Investor holds, (b) protect against any threats or hazards to the security and integrity of such nonpublic personal information, and (c) protect against any unauthorized access to or use of such nonpublic personal information. The Investor represents and warrants that it has implemented appropriate measures to meet the objectives of Section 501(b) of the Act and of the applicable standards adopted pursuant thereto, as now or hereafter in effect.  Upon request, the Investor will provide evidence reasonably satisfactory to allow Countrywide to confirm that the providing party has satisfied its obligations as required under this Section.  Without limitation, this may include Countrywide's reasonable review of audits, summaries of test results, and other equivalent evaluations of the Investor.  The Investor shall notify Countrywide immediately following discovery of any breach or compromise of the security, confidentiality, or integrity of nonpublic personal information of any current or former customer of Countrywide.  The Investor shall provide such notice to Countrywide's Information Security Officer by personal delivery, by facsimile with confirmation of receipt, or by overnight courier with confirmation of receipt to:  Cheryl Smith, First Vice President Information Security, 2900 Madera MSN SV6-113, Simi Valley, California 93065 Tel. 805-955-1187.

12.

Ongoing Provision of Confidential Information.  This Agreement shall apply to any and all Confidential Information provided by Countrywide   to the Investor at any time on or after the date hereof relating to the Securities or the Mortgage Loans.  In the event of any transfer of the Securities by the Investor, this Agreement shall not result in any obligation on the part of Countrywide   to provide any similar information to any transferee.

13.

Prohibition on Sale of Information.  The Investor hereby covenants that it shall not sell, loan, rent or otherwise transfer or make available any Confidential Information directly or indirectly to any third parties (except to service providers, rating agencies, agents and subcontractors solely in their capacity as such), without the express prior written consent of Countrywide.

IN WITNESS WHEREOF, the Investor has executed this Agreement as of the 1st day of January, 2006.

LUMINENT MORTGAGE CAPITAL, INC.

By:

Name:

Title:

COUNTRYWIDE HOME LOANS, INC.

By:

Name:

Title:

SCHEDULE A

Covered Transactions

Luminent Mortgage Trust 2005-1

Luminent Mortgage Trust 2006-1

Luminent Mortgage Trust 2006-2